                                                                   EXHIBIT _____


================================================================================



                                MASTER AGREEMENT


                          Dated as of September 2, 1997


                                      among

                           DOLLAR GENERAL CORPORATION,
                           as a Lessee and Guarantor,


                         CERTAIN SUBSIDIARIES OF DOLLAR
                        GENERAL CORPORATION, as Lessees,


                   ATLANTIC FINANCIAL GROUP, LTD., as Lessor,

                 CERTAIN FINANCIAL INSTITUTIONS PARTIES HERETO,
                                   as Lenders

                                       and

                    SUNTRUST BANK, NASHVILLE, N.A., as Agent




================================================================================

                                TABLE OF CONTENTS

                                                                                                                 Page
SECTION 1
      DEFINITIONS; INTERPRETATION................................................................................ 1

SECTION 2
      ACQUISITION, CONSTRUCTION AND LEASE; FUNDINGS;
      NATURE OF TRANSACTION...................................................................................... 2
      SECTION 2.1        Agreement to Acquire, Construct, Fund and Lease......................................... 2
                         (a) Land................................................................................ 2
                         (b) Building............................................................................ 2
      SECTION 2.2        Fundings of Purchase Price, Development Costs and Construction Costs.................... 2
                         (a) Initial Funding and Payment of Purchase Price for Land and
                             Development Costs on Closing Date................................................... 2
                         (b) Subsequent Fundings and Payments of Construction Costs during
                             Construction Term................................................................... 3
                         (c) Aggregate Limits on Funded Amounts.................................................. 3
                         (d) Notice, Time and Place of Fundings.................................................. 3
                         (e) Lessees' Deemed Representation for Each Funding..................................... 4
                         (f) Not Joint Obligations............................................................... 4
                         (g) Non-Pro Rata Fundings............................................................... 4
      SECTION 2.3        Funded Amounts and Interest and Yield Thereon; Facility Fee............................. 5
      SECTION 2.4        Lessee Owner for Tax Purposes........................................................... 6
      SECTION 2.5        Amounts Due Under Lease................................................................. 6

SECTION 3
      CONDITIONS PRECEDENT; DOCUMENTS............................................................................ 7
      SECTION 3.1        Conditions to the Obligations of the Funding Parties on each Closing Date............... 7
                         (a) Documents........................................................................... 7
                             (i)   Deed and Purchase Agreement................................................... 7
                             (ii)  Lease Supplement.............................................................. 7
                             (iii) Mortgage and Assignment of Lease and Rents.................................... 8
                             (iv)  Security Agreement and Assignment............................................. 8
                             (v)   Survey........................................................................ 8
                             (vi)  Title and Title Insurance..................................................... 8
                             (vii) Appraisal.........................................................../......... 9
                             (viii)Environmental Audit and related Reliance Letter............................... 9
                             (ix)  Evidence of Insurance......................................................... 9
                             (x)   Officer's Certificate.........................................................10
                             (xi)  UCC Financing Statement; Recording Fees; Transfer Taxes.......................10
                             (xii) Opinions......................................................................10

                             (xiii) Officer's Certificate........................................................10
                             (xiv)  Good Standing Certificates...................................................11
                         (b) Litigation..........................................................................11
                         (c) Legality............................................................................11
                         (d) No Events...........................................................................11
                         (e) Representations.....................................................................11
                         (f) Cutoff Date.........................................................................12
                         (g) Transaction Expenses................................................................12
      SECTION 3.2        Additional Conditions for the Initial Closing Date......................................12
                             (i)    Guaranty.....................................................................12
                             (ii)   Loan Agreement...............................................................12
                             (iii)  Master Agreement.............................................................12
                             (iv)   Construction Agency Agreement................................................12
                             (v)    Lease........................................................................12
                             (vi)   Lessee's Resolutions and Incumbency Certificate, etc.........................12
                             (vii)  Opinions of Counsel..........................................................13
                             (viii) Good Standing Certificate....................................................13
                             (ix)   Lessor's Consents and Incumbency Certificate, etc............................13
      SECTION 3.3        Conditions to the Obligations of Lessee.................................................13
                         (a) General Conditions..................................................................13
                         (b) Legality............................................................................13
                         (c) Purchase Agreement; Ground Lease....................................................14
      SECTION 3.4        Conditions to the Obligations of the Funding Parties on each Funding Date...............14
                         (a) Funding Request.....................................................................14
                         (b) Condition Fulfilled.................................................................14
                         (c) Representations.....................................................................14
                         (d) No Bonded Stop Notice or Filed Mechanics Lien.......................................14
                         (e) Lease Supplement....................................................................14
      SECTION 3.5        Completion Date Conditions..............................................................14
                         (a) Title Policy Endorsements; Architect's Certificate..................................15
                         (b) Construction Completion.............................................................15
                         (c) Construction Agent Certification....................................................15
      SECTION 3.6        Addition of Lessees.....................................................................16

SECTION 4
      REPRESENTATIONS............................................................................................17
      SECTION 4.1        Representations of Lessee...............................................................17
                         (a) Organization; Corporate Powers......................................................17
                         (b) Authority...........................................................................17
                         (c) Binding Obligations.................................................................17
                         (d) No Conflict.........................................................................18
                         (e) Governmental Consents...............................................................18
                         (f) Governmental Regulation.............................................................18

                         (g) Requirements of Law.................................................................18
                         (h) Rights in Respect of the Leased Property............................................18
                         (i) Hazardous Materials - Leased Properties.............................................18
                         (j) Leased Property.....................................................................19
                         (k) True and Complete Disclosure........................................................20
                         (l) Financial Statements................................................................20
                         (m) No Material Litigation..............................................................20
                         (n) Margin Regulations..................................................................21
                         (o) Subsidiaries........................................................................21
                         (p) Compliance With Environmental Laws..................................................21
                         (q) Insurance...........................................................................22
      (r)                No Default..............................................................................22
                         (s) No Burdensome Restrictions..........................................................22
                         (t) Taxes...............................................................................22
                         (u) Subsidiaries........................................................................22
                         (v) ERISA...............................................................................23
                         (w) Patents, Trademarks, Licenses, Etc..................................................24
                         (x) Ownership of Property; Liens........................................................24
                         (y) Indebtedness........................................................................24
                         (z) Financial Condition.................................................................24
                         (aa)Labor Matters.......................................................................25
                         (bb)Payment or Dividend Restrictions....................................................25
                         (cc)Financial Projections...............................................................25
                         (dd)Notice of Violations................................................................25
                         (ee)Filings.............................................................................26
      SECTION 4.2        Representations of the Lessor...........................................................26
                         (a) Securities Act......................................................................26
                         (b) Due Organization, etc...............................................................26
                         (c) Due Authorization; Enforceability, etc..............................................26
                         (d) No Conflict.........................................................................26
                         (e) Litigation..........................................................................27
                         (f) Lessor Liens........................................................................27
                         (g) Employee Benefit Plans..............................................................27
                         (h) General Partner.....................................................................27
                         (i) Financial Information...............................................................27
                         (j) No Offering.........................................................................27
      SECTION 4.3        Representations of each Lender..........................................................27
                         (a) Securities Act......................................................................27
                         (b) Employee Benefit Plans..............................................................28

SECTION 5
      COVENANTS OF THE LESSEES AND THE LESSOR....................................................................28
      SECTION 5.1  Affirmative Covenants.........................................................................28
                         (a) Corporate Existence, Etc............................................................28

                   (b) Compliance with Laws, Etc.................................................................28
                   (c) Payment of Taxes and Claims, Etc..........................................................28
                   (d) Keeping of Books..........................................................................28
                   (e) Visitation, Inspection, Etc...............................................................29
                   (f) Insurance; Maintenance of Properties......................................................29
                   (g) Financial Reports.........................................................................30
                   (h) Notices Under Certain Other Indebtedness..................................................32
                   (i) Notice of Litigation......................................................................32
                   (j) Subsidiary Guaranties.....................................................................32
                   (k) Existing Business.........................................................................33
                   (l) ERISA information and Compliance..........................................................33
                   (m) Financial Requirements....................................................................33
                   (n) Liens.....................................................................................34
                   (o) Merger and Sale of Assets.................................................................35
                   (p) Transactions with Affiliates..............................................................36
                   (q) Nature of Business........................................................................36
                   (r) Regulations G, T, U and X.................................................................36
                   (s) ERISA Compliance..........................................................................36
                   (t) Investments, Loans, and Advances..........................................................36
                   (u) Sales and Leasebacks......................................................................37
                   (v) Guaranties................................................................................38
                   (w) Limitation on Funded Debt.................................................................38
                   (x) Acquisitions..............................................................................39
      SECTION 5.2  Further Assurances............................................................................39
      SECTION 5.3  Additional Required Appraisals................................................................39
      SECTION 5.4  Lessor's Covenants............................................................................39

SECTION 6
      TRANSFERS BY LESSOR AND LENDERS............................................................................41
      SECTION 6.1  Lessor Transfers..............................................................................41
      SECTION 6.2  Lender Transfers..............................................................................41

SECTION 7
      INDEMNIFICATION............................................................................................43
      SECTION 7.1  General Indemnification.......................................................................43
      SECTION 7.2  Environmental Indemnity.......................................................................45
      SECTION 7.3  Proceedings in Respect of Claims..............................................................46
      SECTION 7.4  General Tax Indemnity.........................................................................48
                   (a) Tax Indemnity.............................................................................48
                   (b) Exclusions from General Tax Indemnity.....................................................49
                   (c) Contests..................................................................................50
                   (d) Reimbursement for Tax Savings.............................................................52
                   (e) Payments..................................................................................52
                   (f) Reports...................................................................................53

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
                         (g) Verification........................................................................53
      SECTION 7.5        Increased Costs, etc....................................................................53
                         (a) Taxes...............................................................................53
                         (b) Interest Rate Not Ascertainable, etc................................................56
                         (c) Illegality..........................................................................56
                         (d) Increased Costs.....................................................................57
                         (e) Lending Offices.....................................................................58
                         (f) Funding Losses......................................................................59
                         (g) Assumptions Concerning Funding of LIBOR Advances....................................59
                         (h) Capital Adequacy....................................................................60
                         (i) Limitation on Certain Payment Obligations...........................................60
      SECTION 7.6        End of Term Indemnity...................................................................61

SECTION 8
      MISCELLANEOUS..............................................................................................62
      SECTION 8.1        Survival of Agreements..................................................................62
      SECTION 8.2        Notices.................................................................................62
      SECTION 8.3        Counterparts............................................................................62
      SECTION 8.4        Amendments..............................................................................62
      SECTION 8.5        Headings, etc...........................................................................63
      SECTION 8.6        Parties in Interest.....................................................................63
      SECTION 8.7        GOVERNING LAW...........................................................................63
      SECTION 8.8        Expenses................................................................................64
      SECTION 8.9        Severability............................................................................64
      SECTION 8.10       Liabilities of the Funding Parties......................................................64
      SECTION 8.11       Submission to Jurisdiction; Waivers.....................................................64
      SECTION 8.12       Liabilities of the Agent................................................................65

APPENDIX A               Definitions and Interpretation


                                    SCHEDULES

SCHEDULE 2.2             Commitments
SCHEDULE 8.2             Notice Information


                                    EXHIBITS

EXHIBIT A                Form of Funding Request
EXHIBIT B                Form of Assignment of Lease and Rents
EXHIBIT C                Form of Security Agreement and Assignment
EXHIBIT D                Form of Mortgage
EXHIBIT E                Form of Joinder Agreement

EXHIBIT F                Form of Environmental Audit Reliance Letter
EXHIBIT G                Forms of Opinions of Counsel
EXHIBIT H                Form of Certification of Construction Completion
EXHIBIT I                Form of Payment Date Notice
EXHIBIT J                Form of Assignment and Acceptance Agreement
EXHIBIT K                Form of Compliance Request
EXHIBIT L                Form of Subsidiary Guaranty

                                MASTER AGREEMENT



         THIS MASTER AGREEMENT, dated as of September 2, 1997 (as it may be amended or modified from time to time in accordance with the provisions hereof, this "Master Agreement"), is among DOLLAR GENERAL CORPORATION, a Kentucky corporation ("Dollar"), certain Subsidiaries of Dollar that may hereafter become parties hereto pursuant to Section 3.6 (together with Dollar in its capacity as a lessee, individually a "Lessee" and collectively, the "Lessees"), ATLANTIC FINANCIAL GROUP, LTD., a Texas limited partnership (the "Lessor"), certain financial institutions parties hereto as lenders (together with any other financial institution that becomes a party hereto as a lender, collectively referred to as "Lenders" and individually as a "Lender"), and SUNTRUST BANK, NASHVILLE, N.A., a national banking association, as agent for the Lenders (in such capacity, the "Agent").

                              PRELIMINARY STATEMENT

         In accordance with the terms and provisions of this Master Agreement, the Lease, the Loan Agreement and the other Operative Documents, (i) the Lessor contemplates acquiring Land identified by Dollar from time to time, and leasing such Land to a Lessee, (ii) Dollar, as Construction Agent for the Lessor, wishes to construct Buildings on such Land for the Lessor and, when completed, to lease such Buildings, or to cause such Buildings to be leased, from the Lessor as part of the Leased Properties under a Lease, (iii) Dollar, as agent, wishes to obtain, and the Lessor is willing to provide, funding for the acquisition of the Land and the construction of Buildings, (iv) the Lessor wishes to obtain, and Lenders are willing to provide, from time to time, financing of a portion of the funding of the acquisition of the Land and the construction of the Buildings, and (v) Dollar is willing to provide its Guaranty Agreement to the Lenders and the Lessor.

         In consideration of the mutual agreements contained in this Master Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    SECTION 1
                           DEFINITIONS; INTERPRETATION

         Unless the context shall otherwise require, capitalized terms used and not defined herein shall have the meanings assigned thereto in Appendix A hereto for all purposes hereof; and the rules of interpretation set forth in Appendix A hereto shall apply to this Master Agreement.

                                    SECTION 2
                 ACQUISITION, CONSTRUCTION AND LEASE; FUNDINGS;
                              NATURE OF TRANSACTION

         SECTION 2.1 Agreement to Acquire, Construct, Fund and Lease.

                  (a) Land. Subject to the terms and conditions of this Master Agreement, with respect to each parcel of Land identified by Dollar that is not an IDB Property acquired by an Authority pursuant to the following sentence, on the related Closing Date (i) the Lessor agrees to acquire such interest in the related Land from the applicable Seller as is transferred, sold, assigned and conveyed to the Lessor pursuant to the applicable Purchase Agreement or to lease such interest in the related Land from the applicable Ground Lessor as is leased to the Lessor pursuant to the applicable Ground Lease, (ii) the Lessor hereby agrees to lease, or sublease, as the case may be, such Land to a Lessee pursuant to a Lease, and (iii) the related Lessee hereby agrees to lease, or sublease, as the case may be, such Land from the Lessor pursuant to the related Lease. With respect to each IDB Property, (i) the applicable Authority may acquire such interest in the related Land from the applicable Seller as is transferred, sold, assigned and conveyed to the Authority pursuant to the applicable Purchase Agreement, (ii) the applicable Authority will lease such Land to the Lessor pursuant to the related IDB Lease, and (iii) the related Lessee hereby agrees to sublease such Land from the Lessor pursuant to the related IDB Lease (it being understood that any reference in the Operative Documents to the lease by a Lessee of an IDB Property acquired by an Authority shall be deemed to refer to the sublease thereof pursuant to the related Lease).


                  (b) Building. With respect to each parcel of Land, subject to the terms and conditions of this Master Agreement, from and after the Closing Date relating to such Land (i) the Construction Agent agrees, pursuant to the terms of the Construction Agency Agreement, to construct and install the Building on such Land for the Lessor prior to the Scheduled Construction Termination Date, (ii) the Lenders and the Lessor agree to fund the costs of such construction and installation (and interest and yield thereon), (iii) the Lessor shall lease, or sublease, as the case may be, such Building as part of such Leased Property to the related Lessee pursuant to the related Lease, and
(iv) the related Lessee shall lease, or sublease, as the case may be, such Building from the Lessor pursuant to the related Lease.

         SECTION 2.2 Fundings of Purchase Price, Development Costs and Construction Costs.

                  (a) Initial Funding and Payment of Purchase Price for Land and Development Costs on Closing Date. Subject to the terms and conditions of this Master Agreement, on the Closing Date for any Land, each Lender shall make available to the Lessor its initial Loan with respect to such Land in an amount equal to the product of such Lender's Commitment Percentage times the purchase price for the Land, if applicable, and the development, transaction and closing costs incurred by the Lessee through such Closing Date, which funds the Lessor shall use, together with the Lessor's own funds in an amount equal to the product of the Lessor's

Commitment Percentage times the purchase price, if applicable, for the related Land and the development, transaction and closing costs incurred by the Construction Agent, as agent, through such Closing Date, to purchase the Land from the applicable Seller pursuant to the applicable Purchase Agreement or lease the Land from the applicable Ground Lessor pursuant to the applicable Ground Lease and to pay to the Construction Agent the amount of such development, transaction and closing costs, and the Lessor shall lease, or sublease, as the case may be, such Land to the related Lessee pursuant to the Lease.

                  (b) Subsequent Fundings and Payments of Construction Costs during Construction Term. Subject to the terms and conditions of this Master Agreement, on each Funding Date following the Closing Date for each parcel of Land until the related Construction Term Expiration Date, (i) each Lender shall make available to the Lessor a Loan in an amount equal to the product of such Lender's Commitment Percentage times the amount of Funding requested by the Construction Agent for such Funding Date, which funds the Lessor hereby directs the Lender to pay over to the Construction Agent as set forth in paragraph (d), and (ii) the Lessor shall pay over to the Construction Agent its own funds (which shall constitute a part of and an increase in the Lessor's Invested Amount with respect to such Leased Property) in an amount equal to the product of the Lessor's Commitment Percentage times the amount of Funding requested by the Construction Agent for such Funding Date.

                  (c) Aggregate Limits on Funded Amounts. The aggregate amount that the Funding Parties shall be committed to provide as Funded Amounts under this Master Agreement and the Loan Agreement shall not exceed (x) with respect to each Leased Property the costs of purchase and construction of such Leased Property and the related closing and financing costs, or (y) $100,000,000 in the aggregate for all Leased Properties; provided, however, that in the event that any Lessee exercises a Partial Purchase Option, the amount set forth in this clause (y) shall be reinstated to the extent of the Funded Amounts paid by such Lessee in connection with such Partial Purchase Option. The aggregate amount that any Funding Party shall be committed to fund under this Master Agreement and the Loan Agreement shall not exceed the lesser of (i) such Funding Party's Commitment and (ii) such Funding Party's Commitment Percentage of the aggregate Fundings requested under this Master Agreement.

                  (d) Notice, Time and Place of Fundings. With respect to each Funding, the Construction Agent shall give the Lessor and the Agent an irrevocable prior written notice not later than 11:00 a.m., Nashville, Tennessee time, three Business Days prior to the proposed Closing Date or other Funding Date, as the case may be, pursuant, in each case, to a Funding Request in the form of Exhibit A (a "Funding Request"), specifying the Closing Date or subsequent Funding Date, as the case may be, the amount of Funding requested, whether such Funding shall be a LIBOR Advance, a Base Rate Advance or a combination thereof and the Rent Period(s) therefor. All documents and instruments required to be delivered on such Closing Date pursuant to this Master Agreement shall be delivered at the offices of Mayer, Brown & Platt, 190 South LaSalle Street, Chicago, Illinois 60603, or at such other location as may be determined by the Lessor, the Construction Agent and the Agent. Each Funding shall occur on a Business Day and shall be in an amount equal to $3,000,000 or an integral multiple of $100,000 in excess thereof. All remittances made by any Lender and the Lessor for any Funding shall be made in immediately available funds by wire transfer to or, as is directed by, the Construction Agent, with receipt by the Construction Agent not later than 12:00 noon, Nashville, Tennessee time, on the applicable Funding Date, upon satisfaction or waiver of the conditions precedent to such Funding set forth in
Section 3; such funds shall (1) in the case of the initial Funding on a Closing Date, be used to pay the purchase price to the applicable Seller for the related Land and pay the Construction Agent development, transaction and closing costs related to such Land, and (2) in the case of each subsequent Funding be paid to the Construction Agent, for the payment or reimbursement of Construction costs.

                  (e) Lessees' Deemed Representation for Each Funding. Each Funding Request by the Construction Agent shall be deemed a reaffirmation of each Lessee's indemnity obligations in favor of the Indemnitees under the Operative Documents and a representation by Dollar to the Lessor, the Agent, and the Lenders that on the proposed Closing Date or Funding Date, as the case may be, (i) the amount of Funding requested represents amounts owing in respect of the purchase price of the related Land and development, transaction and closing costs in respect of the Leased Property (in the case of the initial Funding on a Closing Date) or amounts that the Construction Agent reasonably believes will be due in the 90 days following such Funding from the Construction Agent to third parties in respect of the Construction, or amounts paid by the Construction Agent to third parties in respect of the Construction for which the Construction Agent has not previously been reimbursed by a Funding (in the case of any Funding), (ii) no Event of Default or Potential Event of Default exists, and
(iii) the representations of the Lessees set forth in Section 4.1 are true and correct in all Material respects as though made on and as of such Funding Date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all Material respects on and as of such earlier date.

                  (f) Not Joint Obligations. Notwithstanding anything to the contrary set forth herein or in the other Operative Documents, each Lender's and the Lessor's commitments shall be several, and not joint. In no event shall any Funding Party be obligated to fund an amount in excess of such Funding Party's Commitment Percentage of any Funding, or to fund amounts in the aggregate in excess of such Funding Party's Commitment.

                  (g) Non-Pro Rata Fundings. Notwithstanding anything to the contrary set forth in this Master Agreement, at the Agent's option, Fundings may be made by drawing on the Lessor's Commitment until such Commitment is fully funded before drawing on the Lenders' Commitments. In such event, when the Lessor's Commitment is fully funded, the Lenders will fund, on a pro rata basis as among themselves, 100% of the amount of the Fundings thereafter. In no event shall any Funding Party have any obligation to fund any amount hereunder in excess of the amount of such Funding Party's Commitment.

                  (h) Pre-Funded Amount. The Construction Agent may request, by delivery of an irrevocable prior written notice to the Lessor and the Agent not later than 11:00 a.m. Nashville, Tennessee time, three Business Days prior to the proposed funding date, that the Funding Parties prefund amounts to the Construction Agent for anticipated acquisitions (the "Pre-Funded Amount"), provided that at no time shall the Pre-Funded Amount exceed $5,000,000. The Pre-Funded Amount may be comprised of LIBOR Advances, Base Rate Advances or a combination thereof, as set forth on the related Funding Request. The Pre-Funded Amount shall accrue interest or Yield, as the case may be, commencing on the date such amount is funded to the Construction Agent. The Funding Parties shall not be obligated to make such Funding if (i) any Event of Default or Potential Event of Default has occurred and in continuing or (ii) the representations of the Lessees set forth in Section 4.1 are not true and correct in all Material respects as of the date of deposit, except to the extent such representations and warranties related solely to an earlier date, in which case such representations and warranties shall have been true in all Material respects as of such earlier date. The Construction Agent may disburse the Pre-Funded Amount, which date of disbursement shall be a Closing Date or a Funding Date, as applicable, provided that all of the conditions precedent set forth herein with respect to such Closing Date or Funding Date, as the case may be, have been satisfied. If any portion of the Pre-Funded Amount has not been disbursed on the date that is 120 days from the date of the funding thereof by the Funding Parties to the Construction Agent, such funds, together with accrued interest and Yield thereon, shall be returned to the Funding Parties.

         SECTION 2.3 Funded Amounts and Interest and Yield Thereon; Facility
Fee.

                  (a) The Lessor's Invested Amount for any Leased Property outstanding from time to time shall accrue yield ("Yield") at the Lessor Rate, computed using the actual number of days elapsed and a 360 day year. If all or a portion of the principal amount of or yield on the Lessor's Invested Amounts shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall, without limiting the rights of the Lessor under any Lease, to the maximum extent permitted by law, accrue yield at the Overdue Rate, from the date of nonpayment until paid in full (both before and after judgment).

                  (b) Each Lender's Funded Amount for any Leased Property outstanding from time to time shall accrue interest as provided in the Loan Agreement.

                  (c) During the Construction Term, in lieu of the payment of accrued interest, on each Payment Date, each Lender's Funded Amount in respect of a Construction Land Interest shall automatically be increased by the amount of interest accrued and unpaid on the related Loans pursuant to the Loan Agreement during the Rent Period ending immediately prior to such Payment Date (except to the extent that at any time such increase would cause such Lender's Funded Amount to exceed such Lender's Commitment, in which event the related Lessee shall pay such excess amount to such Lender in immediately available funds on such Payment Date). Similarly, in lieu of the payment of accrued Yield, on each Payment Date, the Lessor's Invested Amount in respect of such Construction Land Interest shall automatically be increased by the amount of Yield accrued on the Lessor's Invested Amount in respect of such Land during the Rent Period ending immediately prior to such Payment Date (except to the extent that at any time such increase would cause the Lessor's Invested Amount to exceed the Lessor's Commitment, in which event the related Lessee shall pay such excess amount to the Lessor in immediately available funds on such Payment Date). Such increases in Funded Amounts shall occur without any disbursement of funds by the Funding Parties.

                  (d) Three Business Days prior to the last day of each Rent Period, Dollar shall deliver to the Lessor and the Agent a notice substantially in the form of Exhibit I (each, a "Payment Date Notice"), appropriately completed, specifying the allocation of the Funded Amounts related to such Rent Period to LIBOR Advances and Base Rate Advances and the Rent Periods therefor, provided that no such allocation shall be in an amount less than $1,000,000. Each such Payment Date Notice shall be irrevocable. If no such notice is given, the Funded Amounts shall be allocated to a LIBOR Advance with a Rent Period of three (3) months.

                  (e) Dollar hereby agrees to pay to each Funding Party a facility fee for each day from the date hereof until the Funding Termination Date equal to (i) the applicable Facility Fee Percentage per annum times (ii) the amount of such Funding Party's Commitment, whether used or unused, times
(iii) 1/360. Such facility fee shall be payable in arrears on each Quarterly Payment Date.

         SECTION 2.4 Lessee Owner for Tax Purposes. With respect to each Leased Property, it is the intent of the related Lessee and the Funding Parties that the related Lease shall constitute and be interpreted as a true leasing transaction, except that for federal, state and local tax purposes the related Lease shall be treated as the repayment and security provisions of a loan by the Lessor to such Lessee, and that such lessee shall be treated as the legal and beneficial owner entitled to any and all benefits of ownership of such Leased Property and all payments of Basic Rent during the Lease Term shall be treated as payments of interest and principal. Each of the related Lessee and each Funding Party agrees to file tax returns consistent with such intent. Nevertheless, each Lessee acknowledges and agrees that no Funding Party or any other Person has made any representations or warranties concerning the tax, financial, accounting or legal characteristics or treatment of the Operative Documents and that each Lessee has obtained and relied solely upon the advice of its own tax, accounting and legal advisors concerning the Operative Documents and the accounting, tax, financial and legal consequences of the transactions contemplated therein.

         SECTION 2.5 Amounts Due Under Lease. With respect to each Leased Property, anything else herein or elsewhere to the contrary notwithstanding, it is the intention of the Lessees and the Funding Parties that: (i) the amount and timing of Basic Rent due and payable from time to time from the Lessee under the related Lease shall be equal to the aggregate payments due and payable with respect to interest on, and principal of, the Loans in respect of such Leased Property and Yield on, and principal of, the Lessor's Invested Amounts, if any, in respect of such Leased Property on each Payment Date; (ii) if the related Lessee elects the Purchase Option or the Partial Purchase Option with respect to a Leased Property or becomes obligated to purchase such Leased Property under the related Lease, the Funded Amounts in respect of such Leased Property, all interest and Yield thereon and all other obligations of such Lessee owing to the Funding Parties in respect of the Leased Property shall be paid in full by such Lessee, (iii) if the related Lessee properly elects the Remarketing Option or the Surrender

Option, the principal amount of, and accrued interest on, the A Loans in respect of such Leased Property, will be paid out of the Recourse Deficiency Amount, and such Lessee shall only be required to pay to the Lenders in respect of the principal amount of the B Loans in respect of such Leased Property and to the Lessor in respect of the Lessor's Invested Amounts in respect of such Leased Property, the proceeds of the sale of such Leased Property; and (iv) upon an Event of Default resulting in an acceleration of the related Lessee's obligation to purchase such Leased Property under the related Lease, the amounts then due and payable by such Lessee under such Lease shall include all amounts necessary to pay in full the Loans in respect of such Leased Property, and accrued interest thereon, the Lessor's Invested Amounts in respect of such Leased Property and accrued Yield thereon and all other obligations of such Lessee owing to the Funding Parties in respect of such Leased Property.


                                    SECTION 3
                         CONDITIONS PRECEDENT; DOCUMENTS

         SECTION 3.1 Conditions to the Obligations of the Funding Parties on each Closing Date. The obligations of the Lessor and each Lender to carry out their respective obligations under Section 2 of this Master Agreement to be performed on the Closing Date with respect to any Leased Property shall be subject to the fulfillment to the satisfaction of, or waiver by, each such party hereto (acting directly or through its counsel) on or prior to such Closing Date of the following conditions precedent, provided that the obligations of any Funding Party shall not be subject to any conditions contained in this Section
3.1 which are required to be performed by such Funding Party:

                  (a) Documents. The following documents shall have been executed and delivered by the respective parties thereto:

                           (i) Deed and Purchase Agreement. The related original
                  Deed duly executed by the applicable Seller and in recordable form, and copies of the related Purchase Agreement, duly executed by such Seller and the Lessor, shall each have been delivered to the Agent by Dollar, with copies thereof to each other Funding Party or the related Ground Lease duly executed by the Lessor and the related Ground Lessor shall have been delivered to the Agent, with copies thereof to each other Funding Party, as applicable (it being understood, that each Purchase Agreement and each Ground Lease shall be satisfactory in form and substance to the Lessor and the Lenders). If such Leased Property is an IDB Property, the IBD Documentation therefor shall be satisfactory in form and substance to the Lessor and the Lenders.

                           (ii) Lease Supplement. The original of the related
                  Lease Supplement, duly executed by the related Lessee and the Lessor and in recordable form, shall have been delivered to the Agent by the related Lessee.

                           (iii) Mortgage and Assignment of Lease and Rents.
                  Counterparts of the Mortgage (substantially in the form of Exhibit D attached hereto), duly executed by the Lessor and in recordable form, shall have been delivered to the Agent (which Mortgage shall secure all of the debt to the Agent unless such mortgage is subject to a tax based on the amount of indebtedness secured thereby, in which case the amount secured will be limited to debt in an amount equal to 125% of the projected cost of acquisition and construction of such Leased Property); and the Assignment of Lease and Rents (substantially in the form of Exhibit B attached hereto) in recordable form, duly executed by the Lessor, shall have been delivered to the Agent by the Lessor.

                           (iv) Security Agreement and Assignment. If such
                  Leased Property is a Major Property, counterparts of the Security Agreement and Assignment (substantially in the form of Exhibit C attached hereto), duly executed by the Construction Agent, with an acknowledgment and consent thereto satisfactory to the Lessor and the Agent duly executed by the related General Contractor and the related Architect, as applicable, and complete copies of the related Construction Contract and the related Architect's Agreement certified by the Construction Agent, shall have been delivered to the Lessor and the Agent (it being understood and agreed that if no related Construction Contract or Architect's Agreement exists on such Closing Date, such delivery shall not be a condition precedent to the Funding on such Closing Date, and in lieu thereof the Construction Agent shall deliver complete copies of such Security Agreement and Assignment and consents concurrently with the Construction Agent's entering into such contracts).

                           (v) Survey. If such Leased Property is a Major
                  Property, the related Lessee shall have delivered, or shall have caused to be delivered, to the Lessor and the Agent, at such Lessee's expense, an accurate survey certified to the Lessor and the Agent in a form reasonably satisfactory to the Lessor and the Agent and showing no state of facts unsatisfactory to the Lessor or the Agent and prepared within ninety (90) days of the Closing Date by a Person reasonably satisfactory to the Lessor and the Agent. Such survey shall
                  (1) be acceptable to the Title Insurance Company for the purpose of providing extended coverage to the Lessor and a lender's comprehensive endorsement to the Agent, (2) show no encroachments on such Land by structures owned by others, and no encroachments from any part of such Leased Property onto any land owned by others, and (3) disclose no state of facts reasonably objectionable to the Lessor, the Agent or the Title Insurance Company, and be reasonably acceptable to each such Person.

                           (vi) Title and Title Insurance. On such Closing Date,
                  the Lessor shall receive from a title insurance company acceptable to the Lessor and the Agent an ALTA Owner's Policy of Title Insurance issued by such title insurance company and the Agent shall receive from such title insurance company an ALTA

                  Mortgagee's Policy of Title Insurance issued by such title insurance company, in each case, in the amount of the projected cost of acquisition and construction of such Leased Property, reasonably acceptable in form and substance to the Lessor and the Agent, respectively (collectively, the "Title Policy"). The Title Policy shall be dated as of the Closing Date, and, to the extent permitted under Applicable Law, shall include such affirmative endorsements as the Lessor or the Agent shall reasonably request.

                           (vii) Appraisal. If such Leased Property is a Major Property or if requested by the Agent (provided that the Agent shall not be entitled to so request an Appraisal with respect to more than five Minor Properties) each Funding Party shall have received a report of the Appraiser (an "Appraisal"), paid for by the related Lessee, which shall meet the requirements of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, shall be satisfactory to such Funding Party and shall state in a manner satisfactory to such Funding Party the estimated "as vacant" value of such Land and the Building to be constructed thereon. Such Appraisal must show that the "as vacant" value of the Leased Property (determined as if the Building had already been completed in accordance with the related Plans and Specifications and by excluding from such value the amount of assessments on such Leased Property) is at least 45% of the total cost of the Leased Property, including the trade fixtures, equipment and personal property utilized in connection with the Leased Property and to be funded by the Funding Parties. Upon request by the related Lessee, the Funding Parties agree to waive delivery on such Closing Date of an Appraisal, provided that no subsequent Funding with respect to such Leased Property shall occur until such Appraisal has been delivered.

                           (viii) Environmental Audit and related Reliance
                  Letter. The Lessor and the Agent shall have received an Environmental Audit for such Leased Property, which shall be conducted in accordance with ASTM standards and shall not include a recommendation for further investigation and is otherwise satisfactory to the Lessor and the Agent; and the firm that prepared the Environmental Audit for such Leased Property shall have delivered to the Lessor and the Agent a letter (substantially in the form of Exhibit F attached hereto) stating that the Lessor, the Agent and the Lenders may rely upon such firm's Environmental Audit of such Land, it being understood that the Lessor's and the Agent's acceptance of any such Environmental Audit shall not release or impair any Lessee's obligations under the Operative Documents with respect to any environmental liabilities relating to such Leased Property.

                           (ix) Evidence of Insurance. If such Leased Property is a Major Property, the Lessor and the Agent shall have received from the related Lessee certificates of insurance evidencing compliance with the provisions of Article VIII of the related Lease (including the naming of the Lessor, the Agent and the Lenders as additional insured or loss payee with respect to such insurance as their interests may appear), in form and substance reasonably satisfactory to the Lessor and the Agent.

                           (x) Officer's Certificate. Each of the Agent and the Lessor shall have received an Officer's Certificate of the related Lessee and the Guarantor stating that, to the best of such officer's knowledge, (A) each and every representation and warranty of such Lessee and of the Guarantor contained in the Operative Documents is true and correct in all Material respects on and as of such Closing Date as though made on and as of such Closing Date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties were true and correct in all Material respects on and as of such earlier date; (B) no Event of Default, Potential Event of Default or Construction Force Majeure Event has occurred and is continuing; (C) each Operative Document to which such Lessee or the Guarantor is a party is in full force and effect with respect to it; and (D) no event that could reasonably be expected to have a Materially Adverse Effect has occurred since January 31, 1997.

                           (xi) UCC Financing Statement; Recording Fees; Transfer Taxes. Each Funding Party shall have received satisfactory evidence of (i) the execution and delivery to Agent of a UCC-1 and, if required by applicable law, UCC-2 financing statement to be filed with the Secretary of State of the applicable State (or other appropriate filing office) and the county where the related Land is located, respectively, and such other Uniform Commercial Code financing statements as any Funding Party deems necessary or desirable in order to perfect such Funding Party's interests and (ii) the payment of all recording and filing fees and taxes with respect to any recordings or filings made of the related Deed, the related Lease, the related Lease Supplement, the related Mortgage and the related Assignment of Lease and Rents.

                           (xii) Opinions. If such Leased Property is a Major Property or if such Leased Property is the first Leased Property to be located in a particular state, the opinion of local counsel for the related Lessee qualified in the jurisdiction in which such Leased Property is located, substantially in the form set forth in Exhibit G-2 attached hereto, and containing such other matters as the parties to whom they are addressed shall reasonably request, shall have been delivered and addressed to each of the Lessor, the Agent and the Lenders. To the extent requested by the Agent, opinions supplemental to those delivered under Section 3.2(vii) and reasonably satisfactory to the Agent shall have been delivered and addressed to each of the Lessor, the Agent and the Lenders.

                           (xiii) Officer's Certificate. The Agent shall have
                  received an Officer's Certificate of the Lessor stating that, to the best of such officer's knowledge,

                  (A) each and every representation and warranty of the Lessor contained in the Operative Documents is true and correct in all Material respects on and as of the Closing Date as though made on and as of the Closing Date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all Material respects on and as of such earlier date; (B) no Event of Default or Potential Event of Default has occurred and is continuing; (C) each Operative Document to which the Lessor is a party is in full force and effect with respect to it; and (D) no event that could have a Materially Adverse Effect has occurred since the date of the most recent financial statements of the Lessor delivered or required to be delivered to the Agent.

                           (xiv) Good Standing Certificates. If such Leased
                  Property is a Major Property or if such Leased Property is the first Leased Property to be located in a particular state by the related Lessee, the Agent shall have received good standing certificates for the Lessor and the related Lessee from the appropriate offices of the state where the related Land is located.

                  (b) Litigation. No action or proceeding shall have been instituted or, to the knowledge of any Funding Party, threatened nor shall any governmental action, suit, proceeding or investigation be instituted or threatened before any Governmental Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority, to set aside, restrain, enjoin or prevent the performance of this Master Agreement or any transaction contemplated hereby or by any other Operative Document or which is reasonably likely to Materially adversely affect the Leased Property or any transaction contemplated by the Operative Documents or which could reasonably be expected to result in a Materially Adverse Effect.

                  (c) Legality. In the opinion of such Funding Party or its counsel, the transactions contemplated by the Operative Documents shall not violate any Applicable Law, and no change shall have occurred or been proposed in Applicable Law that would make it illegal for such Funding Party to participate in any of the transactions contemplated by the Operative Documents.

                  (d) No Events. (i) No Event of Default, Potential Event of Default, Event of Loss or Event of Taking relating to such Leased Property shall have occurred and be continuing, (ii) no action shall be pending or threatened by a Governmental Authority to initiate a Condemnation or an Event of Taking, and (iii) there shall not have occurred any event that could reasonably be expected to have a Materially Adverse Effect since January 31, 1997.

                  (e) Representations. Each representation and warranty of the parties hereto or to any other Operative Document contained herein or in any other Operative Document shall be true and correct in all Material respects as though made on and as of the Closing Date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all Material respects on and as of such earlier date.

                  (f) Cutoff Date. No Closing Date shall occur after the Funding Termination Date.

                  (g) Transaction Expenses. The related Lessee shall have paid the Transaction Costs then accrued and invoiced which such Lessee has agreed to pay pursuant to Section 8.8.

         SECTION 3.2 Additional Conditions for the Initial Closing Date. The obligations of the Lessor and each Lender to carry out their respective obligations under Section 2 of this Master Agreement to be performed on the initial Closing Date shall be subject to the satisfaction of, or waiver by, each such party hereto (acting directly or through its counsel) on or prior to the initial Closing Date of the following conditions precedent in addition to those set forth in Section 3.1, provided that the obligations of any Funding Party shall not be subject to any conditions contained in this Section 3.2 which are required to be performed by such Funding Party:

                           (i)   Guaranty. Counterparts of the Guaranty
                  Agreement, duly executed by Dollar, shall have been delivered to each Funding Party.

                           (ii) Loan Agreement. Counterparts of the Loan Agreement, duly executed by the Lessor, the Agent and each Lender shall have been delivered to each of the Lessor and the Agent. An A Note and a B Note, duly executed by the Lessor, shall have been delivered to each Lender.

                           (iii) Master Agreement. Counterparts of this Master
                  Agreement, duly executed by the parties hereto, shall have been delivered to each of the parties hereto.

                           (iv) Construction Agency Agreement. Counterparts of the Construction Agency Agreement, duly executed by the parties thereto shall have been delivered to each of the parties hereto.

                           (v) Lease. Counterparts of each Lease, duly executed by each Lessee party hereto on the Initial Closing Date, respectively, and the Lessor, shall have been delivered to each Funding Party and the original, chattel paper copy of each such Lease shall have been delivered to the Agent.

                           (vi)  Lessee's Resolutions and Incumbency
                  Certificate, etc. Each of the Agent and the Lessor shall have received (x) a certificate of the Secretary or an Assistant Secretary of each Lessee party hereto on the Initial Closing Date, attaching and certifying as to (i) the Board of Directors' (or appropriate committee's) resolution duly authorizing the execution, delivery and performance by it of each Operative Document to which it is or will be a party,
                  (ii) the
                  incumbency and signatures of persons authorized to execute and deliver such documents on its behalf, (iii) its articles or certificate of incorporation, certified as of a recent date by the Secretary of State of the state of its incorporation and
                  (iv) its by-laws, and (y) good standing certificates for such Lessee from the appropriate offices of the States of such Person's incorporation and principal place of business.

                           (vii) Opinions of Counsel. The opinion of Larry Wilcher, dated the initial Closing Date, substantially in the form set forth in Exhibit G-1 attached hereto, and containing such other matters as the parties to whom it is addressed shall reasonably request, shall have been delivered and addressed to each of the Lessor, the Agent and the Lenders. The opinion of Grogan & Browner PC, dated the initial Closing Date, substantially in the form set forth in Exhibit G-3 attached hereto, and containing such other matters as the parties to whom it is addressed shall reasonably request, shall have been delivered to each of the Agent and the Lenders.

                           (viii) Good Standing Certificate. The Agent shall
                  have received a good standing certificate for the Lessor from the appropriate offices of the State of Texas.

                           (ix) Lessor's Consents and Incumbency Certificate, etc. The Agent shall have received a certificate of the Secretary or an Assistant Secretary of the General Partner of the Lessor attaching and certifying as to (i) the consents of the partners of the Lessor duly authorizing the execution, delivery and performance by it of each Operative Document to which it is or will be a party, (ii) the incumbency and signatures of persons authorized to execute and deliver such documents on its behalf, and (iii) the Partnership Agreement.

         SECTION 3.3 Conditions to the Obligations of Lessee. The obligations of any Lessee to lease a Leased Property from the Lessor are subject to the fulfillment on the related Closing Date to the satisfaction of, or waiver by, such Lessee, of the following conditions precedent:

                  (a) General Conditions. The conditions set forth in Sections
3.1 and 3.2 that require fulfillment by the Lessor or the Lenders shall have been satisfied, including the delivery of good standing certificates by the Lessor pursuant to Sections 3.1(a)(xiv) and 3.2(b)(viii) and the delivery of an opinion of counsel for the Lessor pursuant to Section 3.2(b)(vii).

                  (b) Legality. In the opinion of such Lessee or its counsel, the transactions contemplated by the Operative Documents shall not violate any Applicable Law, and no change shall have occurred or been proposed in Applicable Law that would make it illegal for such Lessee to participate in any of the transactions contemplated by the Operative Documents.

                  (c) Purchase Agreement; Ground Lease. The Purchase Agreement and, if applicable, the Ground Lease shall be reasonably satisfactory to such Lessee.

         SECTION 3.4 Conditions to the Obligations of the Funding Parties on each Funding Date. The obligations of the Lessor and each Lender to carry out their respective obligations under Section 2 of this Master Agreement to be performed on each Funding Date shall be subject to the fulfillment to the satisfaction of, or waiver by, each such party hereto (acting directly or through their respective counsel) on or prior to each such Funding Date of the following conditions precedent, provided that the obligations of any Funding Party shall not be subject to any conditions contained in this Section 3.4 which are required to be performed by such Funding Party:

                  (a) Funding Request. The Lessor and the Agent shall have received from the Construction Agent the Funding Request therefor pursuant to
Section 2.2(d).

                  (b) Condition Fulfilled. As of such Funding Date, the condition set forth in Section 3.1(d)(i) shall have been satisfied.

                  (c) Representations. As of such Funding Date, both before and after giving effect to the Funding requested by the Construction Agent on such date, the representations and warranties that the Lessees are deemed to make pursuant to Section 2.2(e) shall be true and correct in all Material respects on and as of such Funding Date as though made on and as of such Funding Date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all Material respects on and as of such earlier date.

                  (d) No Bonded Stop Notice or Filed Mechanics Lien. As of each Funding Date, and as to any Funded Amount requested for any Leased Property on each such Funding Date, (i) neither the Lessor, the Agent nor any Lender has received (with respect to such Leased Property) a bonded notice to withhold Loan funds that has not been discharged by the related Lessee or the Construction Agent, and (ii) no mechanic's liens or materialman's liens have been filed against such Leased Property that have not been discharged by the related Lessee, bonded over in a manner reasonably satisfactory to the Agent or insured over by the Title Insurance Company.

                  (e) Lease Supplement. If the Funding relates to a Building that will be leased under a Lease Supplement separate from the Lease Supplement for the related Land, the original of such separate Lease Supplement, duly executed by the related Lessee and the Lessor and in recordable form, shall have been delivered to the Agent.

         SECTION 3.5 Completion Date Conditions. The occurrence of the Completion Date with respect to any Leased Property shall be subject to the fulfillment to the satisfaction of, or waiver by, each party hereto (acting directly or through its counsel) of the following conditions precedent:

                  (a) Title Policy Endorsements; Architect's Certificate. If such Leased Property is a Major Property, the Construction Agent shall have furnished to each Funding Party (1) the following endorsements to the related Title Policy (each of which shall be subject to no exceptions other than those reasonably acceptable to the Agent): a date-down endorsement (redating and confirming the coverage provided under the Title Policy and each endorsement thereto) and a "Form 9" endorsement (if available in the applicable jurisdiction), in each case, effective as of a date not earlier than the date of completion of the Construction, and (2) a certificate of the Architect dated at or about the Completion Date, in form and substance reasonably satisfactory to the Agent, the Lessor and the Lenders, and stating that (i) the related Building has been completed substantially in accordance with the Plans and Specifications therefor, and such Leased Property is ready for occupancy, (ii) such Plans and Specifications comply in all Material respects with all Material Applicable Laws in effect at such time, and (iii) to the best of the Architect's knowledge, such Leased Property, as so completed, complies in all Material respects with all Material Applicable Laws in effect at such time. If such Leased Property is a Major Property, the Construction Agent shall also deliver to the Agent true and complete copies of: (A) an "as built" or "record" set of the Plans and Specifications, (B) a plat of survey of such Leased Property "as built" to a standard reasonably acceptable to the Agent showing all easements, paving, driveways, fences and exterior improvements, and (C) copies of a certificate or certificates of occupancy for such Leased Property or other legally equivalent permission to occupy such Leased Property.

                  (b) Construction Completion. The related Construction shall have been completed substantially in accordance with the related Plans and Specifications, the related Deed and all Applicable Laws, and such Leased Property shall be ready for occupancy and operation. All fixtures, equipment and other property contemplated under the Plans and Specifications to be incorporated into or installed in such Leased Property shall have been substantially incorporated or installed, free and clear of all Liens except for Permitted Liens.

                  (c) Construction Agent Certification. The Construction Agent shall have furnished the Lessor, the Agent and each Lender with a certification of the Construction Agent (substantially in the form of Exhibit H) that:

                           (i) all amounts owing to third parties for the related Construction have been paid in full (other than contingent obligations for which the Construction Agent has made adequate reserves), and no litigation or proceedings are pending, or to the best of the Construction Agent's knowledge, are threatened, against such Leased Property or the Construction Agent or the related Lessee which could reasonably be expected to have a Materially Adverse Effect;

                           (ii) all Material consents, licenses and permits and other governmental authorizations or approvals required for such Construction and operation of such Leased Property have been obtained and are in full force and effect;

                           (iii) such Leased Property has available all services of public facilities and other utilities necessary for use and operation of such Leased Property for its intended purposes including, without limitation, adequate water, gas and electrical supply, storm and sanitary sewerage facilities, telephone, other required public utilities and means of access between the related Building and public highways for pedestrians and motor vehicles;

                           (iv) all Material agreements, easements and other rights, public or private, which are necessary to permit the lawful use and operation of such Leased Property as the related Lessee intends to use the Leased Property under the related Lease and which are necessary to permit the lawful intended use and operation of all then intended utilities, driveways, roads and other means of egress and ingress to and from the same have been obtained and are in full force and effect and neither the Construction Agent nor the related Lessee has any knowledge of any pending modification or cancellation of any of the same; and the use of such Leased Property does not depend on any variance, special exception or other municipal approval, permit or consent that has not been obtained and is in full force and effect for its continuing legal use;

                           (v) all of the requirements and conditions set forth in Section 3.5(b) hereof have been completed and fulfilled with respect to such Leased Property and the related Construction; and

                           (vi) such Leased Property is in compliance in all Material respects with all applicable zoning laws and regulations.

         SECTION 3.6 Addition of Lessees. After the date hereof, additional Subsidiaries of Dollar may become Lessees hereunder and under the other Operative Documents upon satisfaction of the following conditions precedent:

                  (a) such Subsidiary and the Guarantor shall have executed and delivered to the Agent and the Lessor a Joinder Agreement, substantially in the form of Exhibit E;

                  (b) such Subsidiary shall have delivered to each of the Agent and the Lessor (x) a certificate of the Secretary or an Assistant Secretary of such Subsidiary, attaching and certifying as to (i) the Board of Directors' resolution duly authorizing the execution, delivery and performance by it of each Operative Document to which it is or will be a party, (ii) the incumbency and signatures of persons authorized to execute and deliver such documents on its behalf, (iii) its certificate of incorporation, certified as of a recent date by the Secretary of State of its incorporation and (iv) its by-laws, and (y) good standing certificates from the appropriate offices of the States of such Subsidiary's incorporation and principal place of business;

                  (c) such Subsidiary shall have delivered an opinion of Larry Wilcher, addressed to each of the Lessor, the Agent and the Lenders, substantially in the form set forth in Exhibit G-1;

                  (d) such Subsidiary shall have executed and delivered a Lease to each Funding Party and the original, chattel paper copy of such Lease shall have been delivered to the Agent; and

                  (e) the Agent, the Lessor and the Lenders shall have received such other documents, certificates and information as any of them shall have reasonably requested.

                                    SECTION 4
                                 REPRESENTATIONS

         SECTION 4.1 Representations of Lessee. Effective as of the date of execution hereof (or as of the related Joinder Agreement, as applicable), as of each Closing Date and as of each Funding Date, each Lessee represents and warrants to each of the other parties hereto as follows:

                  (a) Organization; Corporate Powers. Each of such Lessee and each of its Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization,
(ii) is duly qualified as a foreign corporation and in good standing (A) in each jurisdiction where a Leased Property is located, in the case of such Lessee, and
(B) under the laws of each other jurisdiction where such qualification is required and where the failure to be duly qualified and in good standing would have a Materially Adverse Effect, in the case of such Lessee and each of its Subsidiaries, and (iii) has all requisite corporate power and authority to own, operate and encumber its property and assets and to conduct its business as presently conducted and as proposed to be conducted in connection with and following the consummation of the transactions contemplated by the Operative Documents.

                  (b) Authority. (i) Such Lessee has the requisite corporate power and authority to execute, deliver and perform the Operative Documents executed by it, or to be executed by it.

                  (ii) The execution, delivery and performance (or recording or filing, as the case may be) of the Operative Documents, and the consummation of the transactions contemplated thereby, have been duly approved by the Board of Directors of such Lessee, or an appropriate committee thereof, and no other corporate proceedings on the part of such Lessee are necessary to consummate the transactions so contemplated.

                  (c) Binding Obligations. The Operative Documents executed by such Lessee, have been duly executed and delivered (or recorded or filed, as the case may be) by such Lessee, and constitute its legal, valid and binding obligation, enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or limiting creditors' rights generally or by equitable principles generally.

                  (d) No Conflict. The execution, delivery and performance by such Lessee of each Operative Document to which it is a party and each of the transactions contemplated thereby do not and will not (i) violate any Applicable Law or Contractual Obligation of any Person the consequences of which violation, singly or in the aggregate, would have a Materially Adverse Effect, (ii) result in or require the creation or imposition of any Lien whatsoever on any Leased Property or upon any of the properties or assets of such Lessee or any of its Subsidiaries (other than Permitted Liens), or (iii) require any approval of stockholders of such Lessee which has not been obtained.

                  (e) Governmental Consents. Except as have been made, obtained or given, and are in full force and effect, and except for routine filings with the SEC to be made in a timely fashion, no filing or registration with, consent or approval of, notice to, with or by any Governmental Authority, is required to authorize, or is required in connection with, the execution, delivery and performance by such Lessee of the Operative Documents, the use of the proceeds of the Fundings made to effect the purchase of the Land and the Construction, or the legality, validity, binding effect or enforceability of any Operative Document.

                  (f) Governmental Regulation. Neither such Lessee nor any Subsidiary of such Lessee is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. Such Lessee is not a "holding company" or a "subsidiary company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Company Act of 1935, as amended, nor subject to regulation under the Federal Power Act, or any foreign, federal or local statute or regulation limiting its ability to incur Indebtedness for Money Borrowed, Guaranty such indebtedness, pledge its assets to secure such indebtedness or enter into lease arrangements.

                  (g) Requirements of Law. Such Lessee and each Subsidiary of such Lessee and each Person acting on behalf of any of them is in compliance with all Requirements of Law applicable to them and their respective businesses, in each case where the failure to so comply would have a Materially Adverse Effect, either individually or together with other such cases.

                  (h) Rights in Respect of the Leased Property. Such Lessee is not a party to any contract or agreement to sell any interest in any Leased Property or any part thereof, other than pursuant to the Operative Documents.

                  (i) Hazardous Materials - Leased Properties. (i) To the best knowledge of such Lessee, except as described in the related Environmental Audit, on the Closing Date for each Leased Property, there are no Hazardous Materials present at, upon, under or within such Leased Property or released or transported to or from such Leased Property (except in compliance in all Material respects with all Applicable Law).

                           (ii) On the related Closing Date, no Governmental Actions have been taken or, to the best knowledge of such Lessee, are in process or have been threatened, which could reasonably be expected to subject such Leased Property, any Lender or the Lessor with respect to such Leased Property to any Claims or Liens under any Environmental Law which would have a Materially Adverse Effect, or would have a Materially adverse effect on the Lessor or any Lender.

                           (iii) Such Lessee has, or will obtain on or before the date required by Applicable Law, all Environmental Permits necessary to operate such Leased Property in accordance with Environmental Laws and is complying with and has at all times complied with all such Environmental Permits, except to the extent the failure to obtain such Environmental Permits or to so comply would not have a Materially Adverse Effect.

                           (iv) Except as set forth in the related Environmental Audit or in any notice subsequently furnished by such Lessee to the Agent and approved by the Agent in writing prior to the respective times that the representations and warranties contained herein are made or deemed made hereunder, no notice, notification, demand, request for information, citations, summons, complaint or order has been issued or filed to or with respect to such Lessee, no penalty has been assessed on such Lessee and no investigation or review is pending or, to its best knowledge, threatened by any Governmental Authority or other Person in each case relating to the Leased Property with respect to any alleged Material violation or liability of such Lessee under any Environmental Law. To the best knowledge of such Lessee, no Material notice, notification, demand, request for information, citations, summons, complaint or order has been issued or filed to or with respect to any other Person, no Material penalty has been assessed on any other Person and no investigation or review is pending or threatened by any Governmental Authority or other Person relating to such Leased Property with respect to any alleged Material violation or liability under any Environmental Law by any other Person.

                           (v) Such Leased Property and each portion thereof are presently in compliance in all Material respects with all Environmental Laws, and, to the best knowledge of such Lessee, there are no present or past facts, circumstances, activities, events, conditions or occurrences regarding such Leased Property (including without limitation the release or presence of Hazardous Materials) that could reasonably be anticipated to (A) form the basis of a Material Claim against such Leased Property, any Funding Party or such Lessee,
         (B) cause such Leased Property to be subject to any Material restrictions on ownership, occupancy, use or transferability under any Environmental Law, (C) require the filing or recording of any notice or restriction relating to the presence of Hazardous Materials in the real estate records in the county or other appropriate municipality in which such Leased Property is located, or (D) prevent or Materially interfere with the continued operation and maintenance of such Leased Property as contemplated by the Operative Documents.

                  (j) Leased Property. The present condition and use of such Leased Property conforms in all Material respects with all conditions or requirements of all existing Material permits and approvals issued with respect to such Leased Property, and the present use of such

Leased Property and such Lessee's future intended use of such Leased Property under the related Lease does not, in any Material respect, violate any Applicable Law. To the best knowledge of such Lessee, no Material notices, complaints or orders of violation or non-compliance have been issued or threatened or contemplated by any Governmental Authority with respect to such Leased Property or any present or intended future use thereof. All Material agreements, easements and other rights, public or private, which are necessary to permit the lawful use and operation of such Leased Property as such Lessee intends to use such Leased Property under the related Lease and which are necessary to permit the lawful intended use and operation of all presently intended utilities, driveways, roads and other means of egress and ingress to and from the same have been, or to such Lessee's best knowledge will be, obtained and are or will be in full force and effect, and such Lessee has no knowledge of any pending Material modification or cancellation of any of the same.

                  (k) True and Complete Disclosure. All factual information relating to such Lessee, or any of its assets or its financial condition, or any of the Leased Properties heretofore or contemporaneously furnished by such Lessee or on its behalf in writing to any Funding Party (including without limitation all information contained in the Operative Documents) for purposes of or in connection with any transaction contemplated by this Master Agreement is, and all other such factual information hereafter furnished by such Lessee or on its behalf in writing to any Funding Party will be, true and accurate in all Material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any Material fact necessary to make such information, together with past written information supplied hereunder (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided.

                  (l) Financial Statements. The consolidated statement of financial position of Dollar as of January 31, 1997 and the related statements of income, shareholders' equity and cash flows for the fiscal year then ended, reported on by Coopers and Lybrand and the consolidated statements of financial position of Dollar as of May 2, 1997 and the related statements of income, shareholders' equity and cash flows for the three months then ended, in each case, a copy of which has been delivered to each of the Funding Parties, present fairly in all Material respects, in conformity with GAAP (subject, in the case of the quarterly financial statements, to normal year-end audit adjustments and the absence of certain notes), the consolidated financial position of Dollar and its Subsidiaries as of such dates and the results of operations and cash flows of Dollar and its Subsidiaries for such fiscal year or other period then ended. The Consolidated Companies taken as a whole did not have any Material contingent obligations, contingent liabilities or Material liabilities for known taxes, long-term leases or unusual forward or long-term commitments required to be reflected in the foregoing financial statements or the notes thereto that are not so reflected.

                  (m) No Material Litigation. Except as set forth in Schedule 4.1(m), no litigation, investigations or proceedings of or before any court, tribunal, arbitrator or governmental authority is pending or, to the knowledge of any Executive Officer of such Lessee, threatened by or against any of the Consolidated Companies, or against any of their respective Properties or revenues, existing or future (a) with respect to any Operative Document, or any of the transactions contemplated hereby or thereby, or (b) which, if adversely determined, is reasonably likely to have a Materially Adverse Effect.

                  (n) Margin Regulations. No part of the proceeds of any of the Fundings will be used for any purpose which violates, or which would be inconsistent or not in compliance with, the provisions of the applicable Margin Regulations.

                  (o) Subsidiaries. The jurisdiction of incorporation or organization, and the ownership of all issued and outstanding capital stock, for each Subsidiary of Dollar as of the date of this Master Agreement is accurately described on Schedule 4.1(o). Schedule 4.1(o) may be updated from time to time by Dollar by giving written notice thereof to the Agent.

                  (p) Compliance With Environmental Laws.

                           (i) The Consolidated Companies have received no
                  notices of claims or potential liability under, and are in compliance with, all applicable Environmental Laws, where such claims and liabilities under, and failures to comply with, such statutes, regulations, rules, ordinances, laws or licenses, is reasonably likely to result in penalties, fines, claims or other liabilities to the Consolidated Companies in amounts that would have a Materially Adverse Effect, either individually or in the aggregate (including any such penalties, fines, claims, or liabilities relating to the matters set forth on Schedule 4.1(p)), except as set forth on
                  Schedule 4.1(p)).

                           (ii) Except as set forth on Schedule 4.1(p), none of
                  the Consolidated Companies has received any notice of violation, or notice of any action, either judicial or administrative, from any governmental authority (whether United States or foreign) relating to the actual or alleged violation of any Environmental Law, including, without limitation any notice of any actual or alleged spill, leak, or other release of any Hazardous Substance, waste or hazardous waste by any Consolidated Company or its employees or agents, or as to the existence of any continuation on any Properties owned by any Consolidated Company, where any such violation, spill, leak, release or contamination is reasonably likely to result in penalties, fines, claims or other liabilities to the Consolidated Companies in amounts that would have a Materially Adverse Effect, either individually or in the aggregate.

                           (iii) Except as set forth on Schedule 4.1(p), the
                  Consolidated Companies have obtained all necessary governmental permits, licenses and approvals for the operations conducted on their respective Properties, including without limitation, all required Material permits, licenses and approvals for (i) the emission of air pollutants or contaminants, (ii) the treatment or pretreatment and discharge of waste water or storm water, (iii) the treatment, storage, disposal or generation of hazardous wastes, (iv) the withdrawal and usage of ground water or surface water, and (v) the disposal of solid wastes, in any such case where the failure to have such license, permit or approval is reasonably likely to have a Materially Adverse Effect.

                  (q) Insurance. The Consolidated Companies currently maintain such insurance with respect to their Properties and business with financially sound and reputable insurers, and in such amounts and having such coverages against losses and damages which the Lessee in the exercise of its reasonable prudent business judgment has determined to be necessary to prevent the Consolidated Companies from experiencing a loss which would cause a Materially Adverse Effect. The Consolidated Companies have paid all Material amounts of insurance premiums now due and owing with respect to such insurance policies and coverages, and such policies and coverages are in full force and effect.

                  (r) No Default. None of the Consolidated Companies is in default under or with respect to any Contractual Obligation in any respect which has had or is reasonably likely to have a Materially Adverse Effect.

                  (s) No Burdensome Restrictions. Except as set forth on
Schedule 4.1(s), none of the Consolidated Companies is a party to or bound by any Contractual Obligation or Requirement of Law or any provision of its respective articles or certificates of incorporation, bylaws, or other organizational or governing documents which has had or is reasonably likely to have a Materially Adverse Effect.

                  (t) Taxes. The Consolidated Companies have filed all Federal tax returns and, to the knowledge of any Executive Officer of the Lessee, the Consolidated Companies have filed all other tax returns which are required to have been filed in any jurisdiction; the Consolidated Companies have paid all taxes shown to be due and payable on such Federal returns and other returns and all other taxes, assessments, fees and other charges payable by them, in each case, to the extent the same have become due and payable and before they have become delinquent, except for the filing of any such returns or the payment of any taxes, assessments, fees and other charges the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which any Consolidated Company has set aside on its books reserves (segregated to the extent required by GAAP) deemed by it in good faith to be adequate. Such Lessee has not received written notice of any proposed Material tax assessment with respect to Federal income taxes against any of the Consolidated Companies nor does any Executive Officer of such Lessee know of any Material Federal income tax liability on the part of the Consolidated Companies other than any such assessment or liability which is adequately reserved for on the books of the Consolidated Companies in accordance with GAAP.

                  (u) Subsidiaries. Except as disclosed on Schedule 4.1(u), Dollar has no Subsidiaries and neither Dollar nor any Subsidiary is a joint venture partner or general partner in any partnership. Schedule 4.1(u) may be updated from time to time by Dollar by giving written notice thereof to the Agent.

                  (v)      ERISA.  Except as disclosed on Schedule 4.1(v):

                           (i) Identification of Plans. None of the Consolidated
                  Companies nor any of their respective ERISA Affiliates maintains or contributes to, or has during the past seven years maintained or contributed to, any Plan that is subject to Title IV of ERISA;

                           (ii) Compliance. Each Plan maintained by the
                  Consolidated Companies has at all times been maintained, by their terms and in operation, in compliance with all applicable laws, and the Consolidated Companies are subject to no tax or penalty with respect to any Plan of such Consolidated Company or any ERISA Affiliate thereof, including without limitation, any tax or penalty under Title I or Title IV of ERISA or under Chapter 43 of the Tax Code, or any tax or penalty resulting from a loss of deduction under Sections 162, 404, or 419 of the Tax Code, where the failure to comply with such laws, and such taxes and penalties, together with all other liabilities referred to in this Section 4.1(v) (taken as a whole), would in the aggregate have a Materially Adverse Effect;

                           (iii) Liabilities. The Consolidated Companies are
                  subject to no liabilities (including withdrawal liabilities) with respect to any Plans of such Consolidated Companies or any of their ERISA Affiliates, including without limitation, any liabilities arising from Titles I or IV of ERISA, other than obligations to fund benefits under an ongoing Plan and to pay current contributions, expenses and premiums with respect to such Plans, where such liabilities, together with all other liabilities referred to in this Section 4.1(v) (taken as a whole), would in the aggregate have a Materially Adverse Effect;

                           (iv) Funding. The Consolidated Companies and, with
                  respect to any Plan which is subject to Title IV of ERISA, each of their respective ERISA Affiliates, have made full and timely payment of all amounts (A) required to be contributed under the terms of each Plan and applicable law, and (B) required to be paid as expenses (including PBGC or other premiums) of each Plan, where the failure to pay such amounts (when taken as a whole, including any penalties attributable to such amounts) would have a Materially Adverse Effect. No Plan subject to Title IV of ERISA has an "amount of unfunded benefit liabilities" (as defined in Section 4001(a)(18) of ERISA), determined as if such Plan terminated on any date on which this representation and warranty is deemed made, in any amount which, together with all other liabilities referred to in this Section 4.1(v). (taken as a whole), would have a Materially Adverse Effect if such amount were then due and payable. The Consolidated Companies are subject to no liabilities with respect to post-retirement medical benefits in any amounts which, together with all other liabilities referred to in this Section 4.1(v)(taken as a whole), would have a Materially Adverse Effect if such amounts were then due and payable.

                  (w) Patents, Trademarks, Licenses, Etc. Except as set forth on
Schedule 4.1(w), (i) the Consolidated Companies have obtained and hold in full force and effect all Material governmental authorizations, consents, approvals, patents, trademarks, service marks, franchises, trade names, copyrights, licenses and other such rights, free from burdensome restrictions, which are necessary for the operation of their respective businesses as presently con ducted, and (ii) to the best of Lessee's knowledge, no product, process, method, service or other item presently sold by or employed by any Consolidated Company in connection with such business infringes any patents, trademark, service mark, franchise, trade name, copyright, license or other right owned by any other Person and there is not presently pending, or to the knowledge of Lessee, threatened, any claim or litigation against or affecting any Consolidated Company contesting such Person's right to sell or use any such product, process, method, substance or other item where the result of such failure to obtain and hold such benefits or such infringement would have a Materially Adverse Effect.

                  (x) Ownership of Property; Liens.

                      (i) Except as set forth on Schedule 4.1(x), (i) each
                  Consolidated Company has good and marketable fee simple title to or a valid leasehold interest in all of its real property and good title to all of its other Property, as such Properties are reflected in the consolidated balance sheet of the Consolidated Companies as of May 2, 1997, except where the failure to hold such title, leasehold interest, or possession would not have a Materially Adverse Effect, other than Properties disposed of in the ordinary course of business since such date or as otherwise permitted by the terms of this Master Agreement, subject to no known Lien or title defect of any kind, except Liens permitted hereunder and (ii) the Consolidated Companies enjoy peaceful and undisturbed possession under all of their respective leases except where the failure to enjoy peaceful and undisturbed possession would not have a Materially Adverse Effect.

                           (ii) As of the date of this Master Agreement, the
                  Property owned by each Consolidated Company is not subject to any Lien securing any Indebtedness or other obligation of such Consolidated Company in excess of $2,500,000 individually or in the aggregate, other than as described on Schedule 4.1(x) hereof.

                  (y) Indebtedness. Other than as described on Schedule 4.1(y), and as of the date hereof, the Consolidated Companies, on a consolidated basis, are not obligors (singularly or in the aggregate) in respect of any Indebtedness for Borrowed Money in excess of $2,500,000 or any commitment to create or incur any Indebtedness for Borrowed Money in excess of $2,500,000.

                  (z) Financial Condition. On the Initial Closing Date and after giving effect to the transactions contemplated by this Master Agreement and the other Operative Documents, the Property of each Consolidated Company at fair valuation and based on their present fair saleable value will exceed such Consolidated Company's debts, including contingent liabilities, (ii) the remaining capital of such Consolidated Company will not be unreasonably small to conduct such Consolidated Company's business, and (iii) such Consolidated Company will not have incurred debts, or have intended to incur debts, beyond the Consolidated Company's ability to pay such debts as they mature. For purposes of this Section 4.1(z), "debt" means any liability on a claim, and "claim" means (a) the right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, or (b) the right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

                  (aa) Labor Matters. Except as set forth in Schedule 4.1(aa), the Consolidated Companies have experienced no strikes, labor disputes, slow downs or work stoppages due to labor disagreements which is reasonably likely to have, a Materially Adverse Effect, and, to the best knowledge of the Executive Officers of such Lessee, there are no such strikes, disputes, slow downs or work stoppages threatened against any Consolidated Company except as disclosed in writing to the Agent. The hours worked and payment made to employees of the Consolidated Companies have not been in violation in any Material respect of the Fair Labor Standards Act or any other applicable law dealing with such matters, and all payments due from the Consolidated Companies, or for which any claim may be made against the Consolidated Companies, on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as liabilities on the books of the Consolidated Companies, in each case where the failure to comply with such laws or to pay or accrue such liabilities is reasonably likely to have a Materially Adverse Effect.

                  (bb) Payment or Dividend Restrictions. Except as described on
Schedule 4.1(bb), none of the Consolidated Companies is party to or subject to any agreement or understanding restricting or limiting the payment of any dividends or other distributions by any such Consolidated Company.

                  (cc) Financial Projections. The financial projections and other pro forma financial information delivered to the Agent or any Lender above were based on good faith estimates and assumptions believed by the applicable Consolidated Companies to be reasonable at the time made and at the time furnished to the Agent and/or any Lender, it being recognized by the Lenders that such projections and other pro forma financial information as to future events such projections and other pro forma financial information may differ from the projected results for such period or periods.

                  (dd) Notice of Violations. Such Lessee has not received notice, and no Consolidated Company has received notice, that it is in violation of any Requirement of Law, judgment, court order, rule, or regulation that would be expected to have a Materially Adverse Effect.

                  (ee) Filings. Such Lessee has filed all reports and statements required to be filed with the Securities and Exchange Commission. As of their respective dates, the reports and statements referred to above complied in all Material respects with all rules and regulations promulgated by the Securities and Exchange Commission and did not contain any untrue statement of a Material fact or omit to state a Material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         SECTION 4.2 Representations of the Lessor. Effective as of the date of execution hereof, as of each Closing Date and as of each Funding Date, in each case, with respect to each of the Leased Properties, the Lessor represents and warrants to the Agent, the Lenders and the Lessees as follows:

                  (a) Securities Act. The interest being acquired or to be acquired by the Lessor in such Leased Property is being acquired for its own account, without any view to the distribution thereof or any interest therein, provided that the Lessor shall be entitled to assign, convey or transfer its interest in accordance with Section 6.1.

                  (b) Due Organization, etc. The Lessor is a limited partnership duly organized and validly existing in good standing under the laws of Texas and each state in which a Leased Property is located and has full power, authority and legal right to execute, deliver and perform its obligations under the Lease, this Master Agreement and each other Operative Document to which it is or will be a party.

                  (c) Due Authorization; Enforceability, etc. This Master Agreement and each other Operative Document to which the Lessor is or will be a party have been or will be duly authorized, executed and delivered by or on behalf of the Lessor and are, or upon execution and delivery will be, legal, valid and binding obligations of the Lessor enforceable against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting creditors' rights generally and by general equitable principles.

                  (d) No Conflict. The execution and delivery by the Lessor of the Leases, this Master Agreement and each other Operative Document to which the Lessor is or will be a party, are not or will not be, and the performance by the Lessor of its obligations under each will not be, inconsistent with its Partnership Agreement, do not and will not contravene any Applicable Law and do not and will not contravene any provision of, or constitute a default under, any Contractual Obligation of Lessor, do not and will not require the consent or approval of, the giving of notice to, the registration with or taking of any action in respect of or by, any Governmental Authority, except such as have been obtained, given or accomplished, and the Lessor possesses all requisite regulatory authority to undertake and perform its obligations under the Operative Documents.

                  (e) Litigation. There are no pending or, to the knowledge of the Lessor, threatened actions or proceedings against the Lessor before any court, arbitrator or administrative agency with respect to any Operative Document or that would have a Material adverse effect upon the ability of the Lessor to perform its obligations under this Master Agreement or any other Operative Documents to which it is or will be a party.

                  (f) Lessor Liens. No Lessor Liens (other than those created by the Operative Documents) exist on any Closing Date on the Leased Property, or any portion thereof, and the execution, delivery and performance by the Lessor of this Master Agreement or any other Operative Document to which it is or will be a party will not subject the Leased Property, or any portion thereof, to any Lessor Liens (other than those created by the Operative Documents).

                  (g) Employee Benefit Plans. The Lessor is not and will not be making its investment hereunder, and is not performing its obligations under the Operative Documents, with the assets of an "employee benefit plan" (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA, or "plan" (as defined in Section 4975(e)(1)) of the Code.

                  (h) General Partner. The sole general partner of the Lessor is Atlantic Financial Managers, Inc.

                  (i) Financial Information. (A) The unaudited balance sheet of the Lessor as of December 31, 1996 and the related statements of income, partners' capital and cash flows for the year then ended, copies of which have been delivered to the Agent, fairly present, in conformity with sound accounting principles, the financial condition of the Lessor as of such dates and the results of operations and cash flows for such periods.

                  (B) Since December 31, 1996, there has been no event, act, condition or occurrence having a Material adverse effect upon the financial condition, operations, performance or properties of the Lessor, or the ability of the Lessor to perform in any Material respect under the Operative Documents.

                  (j) No Offering. The Lessor has not offered the Notes to any Person in any manner that would subject the issuance thereof to registration under the Securities Act.

         SECTION 4.3 Representations of each Lender. Effective as of the date of execution hereof, as of each Closing Date and as of each Funding Date, each Lender represents and warrants to the Lessor and to the Lessees as follows:

                  (a) Securities Act. The interest being acquired or to be acquired by such Lender in the Funded Amounts is being acquired for its own account, without any view to the distribution thereof or any interest therein, provided that such Lender shall be entitled to assign, convey or transfer its interest in accordance with Section 6.2. Such Lender is an accredited investor as that term is defined in Rule 501(a) under the Securities Act.

                  (b) Employee Benefit Plans. Such Lender is not and will not be making its investment hereunder, and is not performing its obligations under the Operative Documents, with the assets of an "employee benefit plan" (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA, or "plan" (as defined in Section 4975(e)(1)) of the Code.


                                    SECTION 5
                     COVENANTS OF THE LESSEES AND THE LESSOR

              SECTION 5.1 Affirmative Covenants. Each Lessee will:

                  (a) Corporate Existence, Etc. Preserve and maintain, and cause each of the Consolidated Companies to preserve and maintain, its corporate existence, its Material rights, franchises, and licenses, and its Material patents and copyrights (for the scheduled duration thereof), trademarks, trade names, and service marks, necessary or desirable in the normal conduct of its business, and its qualification to do business as a foreign corporation in all jurisdictions where it conducts business or other activities making such qualification necessary, where the failure to be so qualified would reasonably be expected to have a Materially Adverse Effect.

                  (b) Compliance with Laws, Etc. Comply, and cause each Consolidated Company to comply, with all Requirements of Law and Contractual Obligations applicable to or binding on any of them where the failure to comply with such Requirements of Law and Contractual Obligations would reasonably be expected to have a Materially Adverse Effect.

                  (c) Payment of Taxes and Claims, Etc. File and cause each Consolidated Company to file all Federal, state, local and foreign tax returns that are required to be filed by each of them and pay all taxes that have become due pursuant to such returns or pursuant to any assessment in respect thereof received by any Consolidated Company; and each Consolidated Company will pay or cause to be paid all other taxes, assessments, fees and other governmental charges and levies which, to the knowledge of any of the Executive Officers of any Consolidated Company, are due and payable before the same become delinquent, except any such taxes and assessments as are being contested in good faith by appropriate and timely proceedings and as to which adequate reserves have been established in accordance with GAAP.

                  (d) Keeping of Books. Keep, and cause each Consolidated Company to keep, proper books of record and account, containing complete and accurate entries of all their respective financial and business transactions.

                  (e) Visitation, Inspection, Etc. Permit, and cause each Consolidated Company to permit, any representative of the Lessor, the Agent or any Lender, at the Lessor's, the Agent's or such Lender's expense, to visit and inspect any of its Property, to examine its books and records and to make copies and take extracts therefrom, and to discuss its affairs, finances and accounts with its officers, all at such reasonable times and as often as the Lessor, the Agent or such Lender may reasonably request after reasonable prior notice to Dollar; provided, however, that at any time following the occurrence and during the continuance of a Potential Event of Default or an Event of Default, no prior notice to Dollar shall be required.

                  (f)      Insurance; Maintenance of Properties.

                           (i) Maintain or cause to be maintained with financially sound and reputable insurers, such insurance with respect to its Properties and business in such amounts as Dollar has determined in the exercise of its reasonable prudent business judgment is necessary to prevent the Consolidated Companies, singularly or in the aggregate from experiencing a loss which would cause a Materially Adverse Effect.

                           (ii) Cause, and cause each of the Consolidated Companies to cause, all Properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and cause to be made all necessary repairs, renewals, replacements, settlements and improvements thereof, all as in the reasonable judgment of Dollar may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent Dollar from discontinuing the operation or maintenance of any such Properties if such discontinuance is, in the reasonable judgment of Dollar, desirable in the conduct of its business or the business of any Consolidated Company.

                           (iii) Cause a summary, set forth in format and detail
                  reasonably acceptable to the Agent, of the types and amounts of insurance (property and liability) maintained by the Consolidated Companies to be delivered to the Agent on or before thirty (30) days after the Initial Closing Date.

                  (g) Financial Reports. Furnish to the Lessor, the Agent and each Lender:

                           (i) Within fifty (50) days after the end of each of the first three quarter-annual periods of each Fiscal Year (and, in any event, in each case as soon as prepared), the quarterly Financial Report of Dollar as of the end of that period, prepared on a consolidated basis and accompanied by a certificate, dated the date of furnishing, signed by a Financial Officer of Dollar to the effect that such Financial Report accurately presents in all Material respects the consolidated financial condition of the Consolidated Companies and that such Financial Report has been prepared in accordance with GAAP consistently applied (subject to year end adjustments), except that such Financial Report need not be accompanied by notes.

                           (ii) Within one hundred (100) days after the end of each Fiscal Year (and, in any event, as soon as available), the annual Financial Report of Dollar (with accompanying notes) for that Fiscal Year prepared on a consolidated basis (which Financial Report shall be reported on by Dollar's independent certified public accountants, such report to state that such Financial Report fairly presents in all Material respects the consolidated financial condition and results of operation of the Consolidated Companies in accordance with GAAP and to be without any Material qualifications or exceptions). The audit opinion in respect of the consolidated Financial Report shall be the unqualified opinion of one of the nationally recognized "Big Six" firms of independent certified public accountants acceptable to Agent.

                           (iii) Within fifty (50) days after the end of each of
                  its first three quarterly accounting periods and within one hundred (100) days after the end of each Fiscal Year, a statement certified as true and correct by a Financial Officer of Dollar, substantially in the form of Exhibit K hereto, with back-up material setting forth in reasonable detail such calculations attached thereto and stating whether any Potential Event of Default or Event of Default has occurred and is continuing, and if a Default or Event of Default has occurred and is continuing, stating Dollar's intentions with respect thereto;

                           (iv) Within fifty (50) days after the end of each of its quarterly accounting periods (including the year end quarterly period), a statement certified as true and correct by a Financial Officer of Dollar setting forth the Consolidated Funded Debt to Total Capitalization Ratio and the Fixed Charge Coverage Ratio as of the last day of such quarterly accounting period.

                           (v) Promptly upon the filing thereof or otherwise becoming available, copies of all financial statements, annual, quarterly and special reports (including, without limitation, Dollar's 8-K, 10-K, and 10-Q reports), proxy statements and notices sent or made available generally by Dollar to its public security holders, of all regular and periodic reports and all registration statements and prospectuses, if any, filed by any of them with any securities exchange or with the Securities and Exchange Commission, and of all press releases and other statements made available generally to the public containing Material developments in the business or financial condition of Dollar and the other Consolidated Companies.

                           (vi) Promptly upon receipt thereof, copies of all financial statements of, and all reports submitted by, independent public accountants to Dollar in connection with each annual, interim, or special audit of Dollar's financial statements, including without limitation, the comment letter submitted by such accountants to management in connection with their annual audit.

                           (vii) As soon possible and in any event within thirty (30) days after Dollar or any Consolidated Company knows or has reason to know that any "Reportable Event" (as defined in Section 4043(b) of ERISA) with respect to any Plan has occurred (other than such a Reportable Event for which the PBGC has waived the 30-day notice requirement under Section 4043(a) of ERISA) and such Reportable Event involves a matter that has had, or is reasonably likely to have, a Materially Adverse Effect, a statement of a Financial Officer of the applicable Consolidated Company setting forth details as to such Reportable Event and the action which the applicable Consolidated Company proposes to take with respect thereto, together with a copy of the notice of such Reportable Event given to the PBGC if a copy of such notice is available to the applicable Consolidated Company.

                           (viii) With reasonable promptness, such other
                  information relating to Dollar's performance of this Master Agreement or its financial condition as may reasonably be requested from time to time by the Agent.

                           (ix) Concurrently with the furnishing of the annual consolidated Financial Report required pursuant to Section 5.1(g)(ii) hereof, furnish or cause to be furnished to the Lessor, the Agent and each Lender a certificate of compliance in a form reasonably satisfactory to Agent prepared by one of the nationally recognized "Big Six" accounting firms stating that in making the examination necessary for their audit, they have obtained no knowledge of any Potential Event of Default or Event of Default, or if they have obtained such knowledge, disclosing the nature, details and period of existence of such event.

                  (h) Notices Under Certain Other Indebtedness. Immediately upon its receipt thereof, furnish the Agent a copy of any notice received by it or any other Consolidated Company from the holder(s) of Indebtedness (or from any trustee, agent, attorney, or other party acting on behalf of such holder(s)) in an amount which, in the aggregate, exceeds $2,500,000.00 where such notice states or claims (i) the existence or occurrence of any default or event of default with respect to such Indebtedness under the terms of any indenture, loan or credit agreement, de benture, note, or other document evidencing or governing such Indebtedness, or (ii) the existence or occurrence of any event or condition which requires or permits holder(s) of any Indebtedness of the Consolidated Companies to exercise rights under any Change in Control Provision.

                  (i) Notice of Litigation. Notify the Agent of any actions, suits or proceedings instituted by any Person against the Consolidated Companies where the uninsured portion of the money damages sought (which shall include any deductible amount to be paid by Dollar or any Consolidated Company) is singularly in an amount in excess of $15,000,000.00 or where unreserved amounts in the aggregate are in excess of $15,000,000.00 or which is reasonably likely to have a Materially Adverse Effect. Said notice is to be given along with the quarterly and annual reports required by Section 5.1(g) hereof, and is to specify the amount of damages being claimed or other relief being sought, the nature of the claim, the Person instituting the action, suit or proceeding, and any other significant features of the claim.

                  (j) Subsidiary Guaranties.

                      (i) Subject to subsection (iii) below, Dollar shall cause all of the Consolidated Companies existing as of the Initial Closing Date to execute and deliver on or before the Initial Closing Date a Subsidiary Guaranty in substantially the same form as set forth in Exhibit L. The delivery of such documents shall be accompanied by such other documents as the Agent may reasonably request (e.g., certificates of incorporation, articles of incorporation and bylaws, membership operating agreements, opinion letters and appropriate resolutions of the Board of Directors of any such Subsidiary Guarantor).

                      (ii) Subject to subsection (iii) below, Dollar shall cause each Consolidated Company not existing as of the Initial Closing Date to execute and deliver Subsidiary Guaranties in substantially the same form as set forth in Exhibit L simultaneously with the creation or acquisition of any such Consolidated Company by Dollar or any other such Consolidated Company. The delivery of such documents shall be accompanied by such other documents as the Agent may reasonably request (e.g., certificates of incorporation, articles of incorporation and bylaws, membership operating agreements, opinion letters and appropriate resolutions of the Board of Directors of any such Subsidiary Guarantor).

                      (iii) Notwithstanding the foregoing subsections (i)
                  and (ii), Dollar shall not be required to cause any Consolidated Company to deliver a Subsidiary Guaranty if the delivery of such documents would cause such Consolidated Company to violate any Requirement of Law.

                  (k) Existing Business. Remain and cause each Consolidated Company to remain engaged in business of the same general nature and type as conducted on the Initial Closing Date.

                  (l) ERISA information and Compliance. Comply and cause each Consolidated Company to comply with ERISA and all other applicable laws governing any pension or profit sharing plan or arrangement to which any Consolidated Company is a party. Dollar shall provide and shall cause each Consolidated Company to provide Agent with notice of any "reportable event" or "prohibited transaction" or the imposition of a "withdrawal liability" within the meaning of ERISA.

                  (m) Financial Requirements. Not:

                      (i) Fixed Charge Coverage Ratio. Suffer or permit, as
                  of the last day of any fiscal quarter, the ratio of (A) Consolidated EBITR to (B) the sum of (i) Consolidated Interest Expense, plus (ii) Consolidated Rental Expense to be less than
                  2.0 to 1.0, as calculated for the most recently concluded quarter and the immediately three (3) preceding fiscal quarters.

                           (ii) Consolidated Funded Debt to Total
                  Capitalization Ratio. Permit, as of the last day of any fiscal quarter, the ratio of Consolidated Funded Debt to Total Capitalization to be greater than .50 to 1.0.

                  (n) Liens. Not, and will not permit any Consolidated Company to, create, assume or suffer to exist any Lien upon any of their respective Properties whether now owned or hereafter acquired; provided, however, that this
Section 5.1(n) shall not apply to the following:

                           (i) any Lien for taxes not yet due or taxes or assessments or other governmental charges which are being actively contested in good faith by appropriate proceedings and as to which adequate reserves have been established in accordance with GAAP;

                           (ii) any customary Liens, pledges or deposits in connection with worker's compensation, unemployment insurance, or social security, or deposits incidental to the conduct of the business of any Consolidated Company or the ownership of any of their Properties which were not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not in the aggregate Materially detract from the value of their Properties or Materially impair the use thereof in the operation of their businesses;

                           (iii) any customary Liens to secure the performance
                  of tenders, statutory obligations, surety and appeal bonds, and similar obligations and as to which adequate reserves have been established in accordance with GAAP;

                           (iv) any Lien incurred in connection with Purchase Money Indebtedness and placed upon any Property at the time of its acquisition (or within 60 days thereafter) by any Consolidated Company to secure all or a portion of the purchase price therefor, provided that the aggregate cumulative amount of Indebtedness secured by such purchase money Liens must never exceed an amount equal to five percent (5%) of Consolidated Net Worth (in calculating the amount of any Purchase Money Indebtedness secured by a Lien for the purpose of this Section 5.1(n), there shall be excluded Purchase Money Indebtedness in an amount up to $10,000,000 per distribution center under construction by any Consolidated Company with the maximum exclusion, regardless of the number of distribution centers under construction, of no more than $20,000,000, provided that the Purchase Money Indebtedness incurred in connection with the construction of a distribution center and the purchase money Lien evidenced thereby is repaid and cancelled within 90 days following the issuance of a certificate of occupancy, or similar certification, for such distribution center), and provided, that any such Lien shall not encumber any other Properties of any Consolidated Company;

                           (v) statutory Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings and as to which adequate reserves have been established in accordance with GAAP;

                           (vi) Liens consisting of encumbrances in the nature of zoning restrictions, easements, rights and restrictions of record on the use of real property on the date of the acquisition thereof and statutory Liens of landlords and lessors which in any case do not Materially detract from the value of such real property or impair the use thereof;

                           (vii) any Lien in favor of the United States of America or any department or agency thereof, or in favor of any state government or political subdivision thereof, or in favor of a prime contractor under a government contract of the United States, or of any state government or any political subdivision thereof, and, in each case, resulting from acceptance of partial, progress, advance or other payments in the ordinary course of business under government contracts of the United States, or of any state government or any political subdivision thereof, or subcontracts thereunder;

                           (viii) any Lien existing on the date hereof and
                  disclosed on the consolidated Financial Reports of Dollar; and

                           (ix) statutory Liens arising under ERISA created in the ordinary course of business for amounts not yet due and as to which adequate reserves have been established in accordance with GAAP.

                  (o) Merger and Sale of Assets. Not, without the prior written consent of the Required Lenders, merge or consolidate with any other corporation or sell, lease or transfer or otherwise dispose of all or, during any twelve-month period, a Material part of its Property to any Person, nor permit any

Consolidated Company to take any of the above actions; provided that notwithstanding any of the foregoing limitations, if no Potential Event of Default or Event of Default shall then exist or immediately thereafter will exist, Consolidated Companies may take the following actions:

                           (i) Any Consolidated Company may merge with (i) Dollar (provided that Dollar shall be the continuing or surviving corporation) or (ii) any one or more other Subsidiaries provided that either the continuing or surviving corporation shall remain a Consolidated Company;

                           (ii) Any Consolidated Company may sell, lease, transfer or otherwise dispose of any of its assets to (i) Dollar, or (ii) any other Consolidated Company; and

                           (iii) Dollar may sell for fair value Scottsville,
                  Kentucky office buildings (exclusive of its Scottsville, Kentucky distribution center).

                  (p) Transactions with Affiliates. Not, and will not permit any Consolidated Company to, enter into or be a party to any transaction or arrangement with any Affiliate (including, without limitation, the purchase from, sale to or exchange of property with, or the rendering of any service by or for, any Affiliates), except in the ordinary course of and pursuant to the reasonable requirements of such Consolidated Company's business and upon fair and reasonable terms no less favorable to such Consolidated Company than such party would obtain in a comparable arm's-length transaction with a Person other than an Affiliate.

                  (q) Nature of Business. Not, and will not permit any Consolidated Company to, engage in any business if, as a result, the general nature of the business, taken on a consolidated basis, which would then be engaged in by any Consolidated Company would be fundamentally changed from the general nature of the business engaged in by the Consolidated Companies on the date of this Master Agreement.

                  (r) Regulations G, T, U and X. Not, nor permit any Consolidated Company to take any action that would result in any non-compliance of the Advances made hereunder with Regulations G, T, U and X of the Board of Governors of the Federal Reserve System.

                  (s) ERISA Compliance. Not, and will not permit any Consolidated Company to, incur any Material "accumulated funding deficiency" within the meaning of Section 302(a)(2) of ERISA, or any Material liability under Section 4062 of ERISA to the PBGC established thereunder in connection with any Plan.

                  (t) Investments, Loans, and Advances. Not, and will not permit any Consolidated Company to, make or permit to remain outstanding any loans or advances to or investments in any Person, except that, subject to all other provisions of this Section 5.1(t), the foregoing restriction shall not apply to:

                           (i) investments in direct obligations of the United States of America or any agency thereof having maturities of less than one year;

                           (ii) investments in commercial paper maturing within one year from the date of creation thereof of the highest credit rating of a Rating Agency;

                           (iii) investments in bankers' acceptances and certificates of deposit having maturities of less than one year issued by commercial banks in the United States of America having capital and surplus in excess of $50,000,000;

                           (iv) the endorsement of negotiable or similar instruments in the ordinary course of business;

                           (v)    investments in stock of any of the
                  Consolidated Companies;

                           (vi) investments in stock or assets, or any combination thereof, of any Subsidiary created or acquired after the Initial Closing Date;

                           (vii) investments received in settlement of debt created in the ordinary course of business; and

                           (viii) advances to officers and employees of Dollar
                  made in the ordinary course of business and not in excess of amounts customarily and historically loaned to such officers and employees not to exceed $2,500,000 in the aggregate.

                  (u) Sales and Leasebacks. With regard to any Property owned by Dollar or any Consolidated Company as of the date of this Master Agreement, Not, and will not permit any Consolidated Company to, enter into any arrangement, directly or indirectly, with any Person by which any Consolidated Entity shall sell or transfer any such Property with a market value in excess of $35,000,000, and by which any Consolidated Entity shall then or thereafter rent or lease as lessee such Property or any part thereof or other Property that such Consolidated Entity intends to use for substantially the same purpose or purposes as the Property sold or transferred.

         With regard to any Property acquired by Dollar or any Consolidated Company after the date of this Master Agreement, Dollar will not, and will not permit any Consolidated Company, to enter into any arrangement, directly or indirectly, with any Person by which any Consolidated Company shall sell or transfer any such Property and by which any Consolidated Company shall then or thereafter rent or lease as lessee such Property or any part thereof or other Property that the Consolidated Company intends to use for substantially the same purpose or purposes as the Property sold or transferred unless any such sale and leaseback transaction is completed within a six-month period from the later of the date the Property is acquired or the date such Property is placed into service.

                  (v) Guaranties. Not, and will not permit any Consolidated Company to, enter into any Guaranty, except that, subject to all other provisions of this Section 5, the foregoing restriction shall not apply to:

                     (i)    Subsidiary Guaranties;

                     (ii) the execution by Dollar of a Guaranty for the Synthetic Lease;

                     (iii) Guaranties executed by one Consolidated Company in favor of or to another Consolidated Company for the obligations of another Consolidated Company;

                     (iv) endorsements of instruments for deposit or collection in the ordinary course of business; and

                     (v) such other Guaranties that do not cause a breach or violation of the Consolidated Funded Debt to Total Capitalization Ratio.

                  (w) Limitation on Funded Debt. Not permit any Consolidated Company and the Consolidated Companies in the aggregate to incur or suffer to exist Funded Debt other than:

                           (i) Funded Debt of the Consolidated Companies existing on the date of this Master Agreement and any renewal, extension, refunding, or refinancing thereof;

                           (ii) Seasonal unsecured working capital lines of
                  credit incurred subsequent to the date that Dollar has used one hundred percent (100%) of the Total Commitments (as defined in the Credit Agreement) and provided that such seasonal working capital lines of credit may remain outstanding only for so long as one hundred percent (100%) of the Total Commitments (as defined in the Credit Agreement) remain outstanding;

                         (iii)  Purchase Money Indebtedness permitted by
                  Section 5.1(n);

                         (iv) Indebtedness incurred in connection with stand-by letters of credit issued in the ordinary course of business on the account of any Consolidated Company not to exceed for all Consolidated Companies in the aggregate, an outstanding amount in excess of $15,000,000; and

                         (v) Indebtedness incurred to First American National Bank in connection with the financing of seasonal working capital needs provided that the aggregate amount of such indebtedness does not exceed $20,000,000.

                  (x) Acquisitions. Not permit any Consolidated Company to make Acquisitions for a purchase price in excess of $25,000,000 in the aggregate in any twelve (12) month period. For the purpose hereof, the purchase price shall be determined by the sum of: (A) all cash paid, plus (B) the principal amount of any promissory notes given, plus (C) the value of any stock given, and (D) the value of any other Property given or transferred in respect of such Acquisition.

         SECTION 5.2 Further Assurances. Upon the written request of the Lessor or the Agent, each Lessee, at its own cost and expense, will cause all financing statements (including precautionary financing statements), fixture filings and other similar documents, to be recorded or filed at such places and times in such manner, as may be necessary to preserve, protect and perfect the interest of the Lessor, the Agent and the Lenders in the related Leased Property as contemplated by the Operative Documents.

         SECTION 5.3 Additional Required Appraisals. If, as a result of any change in Applicable Law after the date hereof, an appraisal of all or any of the Leased Property is required during the Lease Term under Applicable Law with respect to any Funding Party's interest therein, such Funding Party's Funded Amount with respect thereto or the Operative Documents, then the related Lessee or Lessees shall pay the reasonable cost of such appraisal.

         SECTION 5.4 Lessor's Covenants. The Lessor covenants and agrees that, unless the Agent and the Lenders shall have otherwise consented in writing:

                  (a) it shall not amend its Partnership Agreement, except to admit limited partners in connection with lease transactions similar to the Transactions;

                  (b) it shall not incur any indebtedness or other monetary obligation or liability, other than (i) non-recourse indebtedness incurred in connection with the Transactions or similar transactions and (ii) operating expenses incurred in the ordinary course of business that are not delinquent;

                  (c) the proceeds of the Loans received from the Lenders will be used by the Lessor solely to acquire the Leased Property and to pay the Construction Agent for certain closing and transaction costs associated therewith and for the costs of Construction. No portion of the proceeds of the Loans will be used by the Lessor (i) in connection with, whether directly or indirectly, any tender offer for, or other acquisition of, stock of any corporation with a view towards obtaining control of such other corporation,
(ii) directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock, or (iii) for any purpose in violation of any Applicable Law;

                  (d) it shall not engage in any business or activity, or invest in any Person, except for activities similar to its activities conducted on the date hereof, the Transactions and lease transactions similar to the Transactions;

                  (e) it will maintain tangible net worth in an amount no less than the sum of (i) $100,000 plus (ii) 3% of its total assets (calculated assuming no reduction in the value of any leased property from its original cost to the Lessor);

                  (f) it will deliver to the Agent, as soon as available and in any event within 90 days after the end of each fiscal year, a balance sheet of the Lessor as of the end of such fiscal year and the related statements of income, partners' capital and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, together with copies of its tax returns, all certified by an officer of the general partner (and if the Lessor ever prepares audited financial statements, it shall deliver copies thereto the Agent);

                  (g) it will permit the Agent and its representatives to examine, and make copies from, the Lessor's books and records, and to visit the offices and properties of the Lessor for the purpose of examining such materials, and to discuss the Lessor's performance hereunder with any of its, or its general partner's, officers and employees;

                  (h) it shall not consent to or suffer or permit any Lien against the Leased Property, other than as expressly contemplated pursuant to the Operative Documents;

                  (i) it shall not consent to or suffer or permit the creation of any easement or other restriction against the Leased Property other than as permitted pursuant to Article VI of the Leases; and

                  (j) it shall promptly discharge each Lessor Lien and shall indemnify the Lenders and the related Lessee for any diminution in value of any Leased Property resulting from such Lessor Liens.

                                    SECTION 6
                         TRANSFERS BY LESSOR AND LENDERS

         SECTION 6.1 Lessor Transfers. The Lessor shall not assign, convey or otherwise transfer all or any portion of its right, title or interest in, to or under any Leased Property or any of the Operative Documents without the prior written consent of the Lenders and Dollar. Any proposed transferee of the Lessor shall make the representation set forth in Section 4.2(b) to the other parties hereto.

         SECTION 6.2  Lender Transfers.

                  (a) Any Lender may make, carry or transfer Loans at, to or for the account of, any of its branch offices or the office of an Affiliate of such Lender.

                  (b) Each Lender may assign all or a portion of its interests, rights and obligations under this Master Agreement and the Loan Agreement (including all or a portion of its Commitment and the Loans at the time owing to it and the Notes held by it) to any Eligible Assignee; provided, however, that (i) the Agent and, except during the continuance of a Potential Event of Default or Event of Default, Dollar must give its prior written consent to such assignment (which consent shall not be unreasonably withheld or delayed) unless such assignment is to an Affiliate of the assigning Lender, (ii) the amount of the Commitments of the assigning Lender subject to each assignment (determined as of the date the assignment and acceptance with respect to such assignment is delivered to the Agent) shall not be less than an amount equal to $5,000,000 or greater integral multiplies thereof, and
         (iii) the parties to each such assignment shall execute and deliver to the Agent an Assignment and Acceptance, together with the Note or Notes subject to such assignment and, unless such assignment is to an Affiliate of such Lender, a processing and recordation fee of $3,000. Any such assignment of he loans shall include both the A Loans and the B Loans, on a pro rata basis. No Lessee shall be responsible for such processing and recordation fee or any costs or expenses incurred by any Lender or the Agent in connection with such assignment. From and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, the assignee thereunder shall be a party hereto and to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement and the Loan Agreement. Within five (5) Business Days after receipt of the notice and the Assignment and Acceptance, Lessor, at the expense of Lessees, shall execute and deliver to the Agent, in exchange for the surrendered Note or Notes, a new Note or Notes to the order of such assignee in a principal amount equal to the applicable Commitments or Loans assumed by it pursuant to such Assignment and Acceptance and new Note or Notes to the assigning Lender in the amount of its retained Commitment or Commitments or amount of its retained Loans. Such new Note or Notes shall be in aggregate and a principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the date of the surrendered Note or Notes which they replace, and shall otherwise be in substantially the form attached hereto.

                  (c) Each Lender may, without the consent of any Lessee, sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Master Agreement and the Loan Agreement (including all or a portion of its Commitments in the Loans owing to it and the Notes held by it), provided, however, that (i) no Lender may sell a participation in its aggregate Commitments or Loans (after giving effect to any permitted assignment hereof) in an amount in excess of fifty percent (50%) of such aggregate Commitments or Loans, provided, however, sales of participations to an Affiliate of such Lender shall not be included in such calculation; provided, however, no such maximum amount shall be applicable to any such participation sold at any time there exists an Event of Default hereunder, (ii) such Lender's obligations under this Master Agreement and the Loan Agreement shall remain unchanged, (iii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iv) the participating bank or other entity shall not be entitled to the benefit (except through its selling Lender) of the cost protection provisions contained in Section 7.5 of this Master Agreement, and (v) each Lessee, the Agent and the other Lenders shall continue to deal solely and directly with each Lender in connection with such Lender's rights and obligations under this Master Agreement and the other Operative Documents, and such Lender shall retain the sole right to enforce the obligations of Lessor relating to the Loans and to approve any amendment, modification or waiver of any provisions of this Master Agreement and the Loan Agreement. Any Lender selling a participation hereunder shall provide prompt written notice to the Agent of the name of such participant.

                  (d) Any Lender or participant may, in connection with the assignment or par ticipation or proposed assignment or participation, pursuant to this Section, disclose to the assignee or participant or proposed assignee or participant any information relating to Dollar or the other Consolidated Companies furnished to such Lender by or on behalf of Lessee or any other Consolidated Company. With respect to any disclosure of con fidential, non-public, proprietary information, such proposed assignee or participant shall agree to use the information only for the purpose of making any necessary credit judg ments with respect to this credit facility and not to use the information in any manner prohibited by any law, including without limitation, the securities laws of the United States. The proposed participant or assignee shall agree not to disclose any of such information except as permitted by this Master Agreement. The proposed participant or assignee shall further agree to return all documents or other written material and copies thereof received from any Lender, the Agent or any Lessee relating to such confidential information unless otherwise properly disposed of by such entity.

                  (e) Any Lender may at any time assign all or any portion of its rights under this Agreement and the Notes issued to it to a Federal Reserve Bank; provided that no such assignment shall release the Lender from any of its obligations hereunder.

                  (f) If (i) any Taxes referred to in Section 7.5(a) have been levied or imposed so as to require withholdings and reductions by the Lessees and payment by the Lessees of additional amounts to any Lender as a result thereof, (ii) or any Lender shall make demand for payment of any material additional amounts as compensation for increased costs pursuant to Section 7.5(d), or (iii) any Lender shall decline to consent to a modification or waiver of the terms of this Master Agreement or the other Operative Documents requested by a Lessee, then and in such event, upon request from Dollar delivered to such Lender and the Agent, such Lender shall assign, in accordance with the provisions of Section 6.2(b), all of its rights and obligations under this Master Agreement and the other Operative Documents to another Lender or an Eligible Assignee selected by the Lessee and consented to by the Agent in consideration for the payment by such assignee to the Lender of the principal of and interest on the outstanding Loans accrued to the date of such assignment and the assumption of such Lender's Commitment, together with any and all other amounts owing to such Lender under any provisions of this Master Agreement or the other Operative Documents accrued to the date of such assignment.

                                    SECTION 7
                                 INDEMNIFICATION

         SECTION 7.1 General Indemnification. Each Lessee, jointly and severally, agrees, whether or not any of the transactions contemplated hereby shall be consummated, to assume liability for, and to indemnify, protect, defend, save and hold harmless each Indemnitee, on an After-Tax Basis, from and against, any and all Claims that may be imposed on, incurred by or asserted, or threatened to be asserted, against such Indemnitee, whether or not such Indemnitee shall also be indemnified as to any such Claim by any other Person and whether or not such Claim arises or accrues prior to any Closing Date or after the Lease Termination Date, in any way relating to or arising out of:

                  (a) any of the Operative Documents or any of the transactions contemplated thereby, and any amendment, modification or waiver in respect thereof; or

                  (b) any Land, any Building or any part thereof or interest therein, including any Ground Lease, and any IDB Documentation;

                  (c) the purchase, design, construction, preparation, installation, inspection, delivery, non-delivery, acceptance, rejection, ownership, management, possession, operation, rental, lease, sublease, repossession, maintenance, repair, alteration, modification, addition, substitution, storage, transfer of title, redelivery, use, financing, refinancing, disposition, operation, condition, sale (including, without limitation, any sale pursuant to the related Lease), return or other disposition of all or any part of any interest in any Leased Property or the imposition of any Lien, other than a Lessor Lien (or incurring of any liability to refund or pay over any amount as a result of any Lien, other than a Lessor Lien) thereon, including, without limitation: (1) Claims or penalties arising from any violation or alleged violation of law or in tort (strict liability or otherwise), (2) latent or other defects, whether or not discoverable, (3) any Claim based upon a violation or alleged violation of the terms of any restriction, easement, condition or covenant or other matter affecting title to any Leased Property or any part thereof, (4) the making of any Alterations in violation of any standards imposed by any insurance policies required to be maintained by any Lessee pursuant to the related Lease which are in effect at any time with respect to any Leased Property or any part thereof, (5) any Claim for patent, trademark or copyright infringement, (6) Claims arising from any public improvements with respect to any Leased Property resulting in any charge or special assessments being levied against any Leased Property or any Claim for utility "tap-in" fees, and
         (7) Claims for personal injury or real or personal property damage occurring, or allegedly occurring, on any Land, Building or Leased Property;

                  (d) the offer, issuance, sale or delivery of the Notes by any Lessee;

                  (e) the breach or alleged breach by any Lessee of any representation or warranty made by it or deemed made by it in any Operative Document or any certificate required to be delivered by any Operative Document;

                  (f) the retaining or employment of any broker, finder or financial advisor by any Lessee to act on its behalf in connection with this Master Agreement, or the incurring of any fees or commissions to which the Lessor, the Agent or any Lender might be subjected by virtue of their entering into the transactions contemplated by this Master Agreement (other than fees or commissions due to any broker, finder or financial advisor retained by the Lessor, the Agent or any Lender);

                  (g) the existence of any Lien on or with respect to any Leased Property, the Construction, any Basic Rent or Supplemental Rent, title thereto, or any interest therein, including any Liens which arise out of the possession, use, occupancy, construction, repair or rebuilding of any Leased Property or by reason of labor or materials furnished or claimed to have been furnished to the Construction Agent, any Lessee, or any of its contractors or agents or by reason of the financing of any personalty or equipment purchased or leased by any Lessee or Alterations constructed by any Lessee, except in all cases the Liens listed as items (a) and (b) in the definition of Permitted Liens;

                  (h) the transactions contemplated hereby or by any other Operative Document, in respect of the application of Parts 4 and 5 of Subtitle B of Title I of ERISA and any prohibited transaction described in Section 4975(c) of the Code; or

                  (i) any act or omission by any Lessee under any Purchase Agreement or any other Operative Document, and any breach of any requirement, condition, restriction or limitation in any Deed, Purchase Agreement, IDB Documentation or Ground Lease;

provided, however, the Lessees shall not be required to indemnify any Indemnitee under this Section 7.1 for any of the following: (1) any Claim to the extent that such Claim results from the willful misconduct, gross negligence or misrepresentation of such Indemnitee, (2) any Claim resulting from Lessor Liens which the Lessor Indemnitee Group is responsible for discharging under the Operative Documents, or (3) any Claim to the extent attributable to events occurring after the return of all of the Leased Properties to the Lessor in accordance with the Leases. It is expressly understood and agreed that the indemnity provided for herein shall survive the expiration or termination of, and shall be separate and independent from any other remedy under this Master Agreement, the Lease or any other Operative Document.

         SECTION 7.2 Environmental Indemnity. In addition to and without limitation of Section 7.1, each Lessee, jointly and severally, agrees to indemnify, hold harmless and defend each Indemnitee from and against any and all claims (including without limitation third party claims for personal injury or real or personal property damage), losses (including but not limited to any loss of value of any Leased Property), damages, liabilities, fines, penalties, charges, suits, settlements, demands, administrative and judicial proceedings (including informal proceedings) and orders, judgments, remedial action, requirements, enforcement actions of any kind, and all reasonable costs and expenses actually incurred in connection therewith (including, but not limited to, reasonable attorneys' and/or paralegals' fees and expenses), including, but not limited to, all costs incurred in connection with any investigation or monitoring of site conditions or any clean-up, remedial, removal or restoration work by any federal, state or local government agency, arising directly or indirectly, in whole or in part, out of

                  (i) the presence on or under any Land of any Hazardous Materials, or any releases or discharges of any Hazardous Materials on, under, from or onto any Land,

                  (ii) any activity, including, without limitation, construction, carried on or undertaken on or off any Land, and whether by a Lessee or any predecessor in title or any employees, agents, contractors or subcontractors of any Lessee or any predecessor in title, or any other Person, in connection with the handling, treatment, removal, storage, decontamination, clean-up, transport or disposal of any Hazardous Materials that at any time are located or present on or under or that at any time migrate, flow, percolate, diffuse or in any way move onto or under any Land,

                  (iii) loss of or damage to any property or the environment (including, without limitation, clean-up costs, response costs, remediation and removal costs, cost of corrective action, costs of financial assurance, fines and penalties and natural resource damages), or death or injury to any Person, and all expenses associated with the protection of wildlife, aquatic species, vegetation, flora and fauna, and any mitigative action required by or under Environmental Laws, in each case to the extent related to any Leased Property,

                  (iv) any claim concerning any Leased Property's lack of compliance with Environmental Laws, or any act or omission causing an environmental condition on or with respect to any Leased Property that requires remediation or would allow any governmental agency to record a lien or encumbrance on the land records, or

                  (v) any residual contamination on or under any Land, or affecting any natural resources on any Land, and to any contamination of any property or natural resources arising in connection with the generation, use, handling, storage, transport or disposal of any such Hazardous Materials on or from any Leased Property; in each case irrespective of whether any of such activities were or will be undertaken in accordance with applicable laws, regulations, codes and ordinances;

in any case with respect to the matters described in the foregoing clauses (i) through (v) that arise or occur

                  (w)  prior to or during the Lease Term,

                  (x) at any time during which any Lessee or any Affiliate thereof owns any interest in or otherwise occupies or possesses any Leased Property or any portion thereof, or

                  (y) during any period after and during the continuance of any Event of Default;

provided, however, the Lessees shall not be required to indemnify any Indemnitee under this Section 7.2 for any Claim to the extent that such Claim results from the willful misconduct or gross negligence of such Indemnitee. It is expressly understood and agreed that the indemnity provided for herein shall survive the expiration or termination of and shall be separate and independent from any other remedy under this Master Agreement, any Lease or any other Operative Document.

         SECTION 7.3 Proceedings in Respect of Claims. With respect to any amount that a Lessee is requested by an Indemnitee to pay by reason of Section
7.1 or 7.2, such Indemnitee shall, if so requested by a Lessee and prior to any payment, submit such additional information to such Lessee as such Lessee may reasonably request and which is in the possession of, or under the control of, such Indemnitee to substantiate properly the requested payment. In case any action, suit or proceeding shall be brought against any Indemnitee, such Indemnitee promptly shall notify Dollar of the commencement thereof (provided that the failure of such Indemnitee to promptly notify Dollar shall not affect any Lessee's obligation to indemnify hereunder except to the extent that such Lessee's ability to contest is Materially prejudiced by such failure), and any Lessee shall be entitled, at its expense, to participate in, and, to the extent that such Lessee desires to, assume and control the defense thereof with counsel reasonably satisfactory to such Indemnitee; provided, however, that such Indemnitee may pursue a motion to dismiss such Indemnitee from such action, suit or proceeding with counsel of such Indemnitee's choice at the Lessees' expense; and provided further that a Lessee may assume and control the defense of such proceeding only if such Lessee shall have acknowledged in writing its obligations to fully indemnify such Indemnitee in respect of such action, suit or proceeding, such Lessee shall pay all reasonable costs and expenses related to such action, suit or proceeding as and when incurred and such Lessee shall keep such Indemnitee fully apprised of the status of such action suit or proceeding and shall provide such Indemnitee with all information with respect to such action suit or proceeding as such Indemnitee shall reasonably request; and, provided further, that no Lessee shall be entitled to assume and control the defense of any such action, suit or proceeding if and to the extent that, (A) in the reasonable opinion of such Indemnitee, (x) such action, suit or proceeding involves any possibility of imposition of criminal liability or any Material risk of Material civil liability on such Indemnitee or (y) such action, suit or proceeding will involve a Material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Lien) on any Leased Property or any part thereof unless a Lessee shall have posted a bond or other security satisfactory to the relevant Indemnitees in respect to such risk or (z) the control of such action, suit or proceeding would involve an actual or potential conflict of interest, (B) such proceeding involves Claims not fully indemnified by the Lessees which the Lessees and the Indemnitee have been unable to sever from the indemnified claim(s), or (C) an Event of Default has occurred and is continuing. The Indemnitee may participate in a reasonable manner at its own expense and with its own counsel in any proceeding conducted by a Lessee in accordance with the foregoing.

         If a Lessee fails to fulfill the conditions to such Lessee's assuming the defense of any claim after receiving notice thereof on or prior to the date that is 15 days prior to the date that an answer or response is required, the Indemnitee may undertake such defense, at the Lessees' expense. No Lessee shall enter into any settlement or other compromise with respect to any Claim in excess of $1,000,000 which is entitled to be indemnified under Section 7.1 or
7.2 without the prior written consent of the related Indemnitee, which consent shall not be unreasonably withheld. Unless an Event of Default shall have occurred and be continuing, no Indemnitee shall enter into any settlement or other compromise with respect to any claim which is entitled to be indemnified under Section 7.1 or 7.2 without the prior written consent of Dollar, which consent shall not be unreasonably withheld, unless such Indemnitee waives its right to be indemnified under Section 7.1 or 7.2 with respect to such Claim.

         Upon payment in full of any Claim by a Lessee pursuant to Section 7.1 or 7.2 to or on behalf of an Indemnitee, such Lessee, without any further action, shall be subrogated to any and all claims that such Indemnitee may have relating thereto (other than claims in respect of insurance policies maintained by such Indemnitee at its own expense), and such Indemnitee shall execute such instruments of assignment and conveyance, evidence of claims and payment and such other documents, instruments and agreements as may be reasonably necessary to preserve any such claims and otherwise cooperate with such Lessee and give such further assurances as are reasonably necessary or advisable to enable such Lessee vigorously to pursue such claims.

         Any amount payable to an Indemnitee pursuant to Section 7.1 or 7.2 shall be paid to such Indemnitee promptly upon, but in no event later than 30 days after, receipt of a written demand therefor from such Indemnitee, accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable.

         If for any reason the indemnification provided for in Section 7.1 or
7.2 is unavailable to an Indemnitee or is insufficient to hold an Indemnitee harmless, then each Lessee, jointly and severally, agrees to contribute to the amount paid or payable by such Indemnitee as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnitee on the one hand and by the Lessees on the other hand but also the relative fault of such Indemnitee as well as any other relevant equitable considerations. It is expressly understood and agreed that the right to contribution provided for herein shall survive the expiration or termination of and shall be separate and independent from any other remedy under this Master Agreement, any Lease or any other Operative Document.

         SECTION 7.4 General Tax Indemnity. (a) Tax Indemnity. Except as otherwise provided in this Section 7.4, each Lessee, jointly and severally, shall pay on an After-Tax Basis, and on written demand shall indemnify and hold each Tax Indemnitee harmless from and against, any and all fees (including, without limitation, documentation, recording, license and registration fees), taxes (including, without limitation, income, gross receipts, sales, rental, use, turnover, value-added, property, excise and stamp taxes), levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever, together with any penalties, fines or interest thereon or additions thereto (any of the foregoing being referred to herein as "Taxes" and individually as a "Tax" (for the purposes of this Section 7.4, the definition of "Taxes" includes amounts imposed on, incurred by, or asserted against each Tax Indemnitee as the result of any prohibited transaction, within the meaning of Section 406 or 407 of ERISA or Section 4975(c) of the Code, arising out of the transactions contemplated hereby or by any other Operative Document)) imposed on or with respect to any Tax Indemnitee, any Lessee, any Leased Property or any portion thereof or any Land, or any sublessee or user thereof, by the United States or by any state or local government or other taxing authority in the United States in connection with or in any way relating to (i) the acquisition, financing, mortgaging, construction, preparation, installation, inspection, delivery, non-delivery, acceptance, rejection, purchase, ownership, possession, rental, lease, sublease, maintenance, repair, storage, transfer of title, redelivery, use, operation, condition, sale, return or other application or disposition of all or any part of any Leased Property or the imposition of any Lien (or incurrence of any liability to refund or pay over any amount as a result of any Lien) thereon,
(ii) Basic Rent or Supplemental Rent or the receipts or earnings arising from or received with respect to any Leased Property or any part thereof, or any interest therein or any applications or dispositions thereof, (iii) any other amount paid or payable pursuant to the Notes or any other Operative Documents,
(iv) any Leased Property, any Land or any part thereof or any interest therein (including, without limitation, all assessments payable in respect thereof, including, without limitation, all assessments noted on the related Title Policy), (v) all or any of the Operative Documents, any other documents contemplated thereby, any amendments and supplements thereto, and (vi) otherwise with respect to or in connection with the transactions contemplated by the Operative Documents.

             (b) Exclusions from General Tax Indemnity. Section 7.4(a) shall not apply to:

                (i) Taxes on, based on, or measured by or with respect to net income of the Lessor, the Agent and the Lenders (including, without limitation, minimum Taxes, capital gains Taxes, Taxes on or measured by items of tax preference or alternative minimum Taxes) other than (A) any such Taxes that are, or are in the nature of, sales, use, license, rental or property Taxes, and (B) withholding Taxes imposed by the United States or any state in which Leased Property is located (i) on payments with respect to the Notes, to the extent imposed by reason of a change in Applicable Law occurring after the date on which the holder of such Note became the holder of such Note or (ii) on Rent, to the extent the net payment of Rent after deduction of such withholding Taxes would be less than amounts currently payable with respect to the Funded Amounts;

                (ii) Taxes on, based on, or in the nature of or measured by Taxes on doing business, business privilege, franchise, capital, capital stock, net worth, or mercantile license or similar taxes other than (A) any increase in such Taxes imposed on such Tax Indemnitee by any state in which Leased Property is located, net of any decrease in such taxes realized by such Tax Indemnitee, to the extent that such tax increase would not have occurred if on each Funding Date the Lessor and the Lenders had advanced funds to the related Lessee or the Construction Agent in the form of loans secured by the Leased Property in an amount equal to the Funded Amounts funded on such Funding Date, with debt service for such loans equal to the Basic Rent payable on each Payment Date and a principal balance at the maturity of such loans in a total amount equal to the Funded Amounts at the end of the Lease Term, or (B) any Taxes that are or are in the nature of sales, use, rental, license or property Taxes relating to any Leased Property;

              (iii) Taxes that are based on, or measured by, the fees or other compensation received by a Person acting as Agent (in its individual capacities) or any Affiliate of any thereof for acting as trustee under the Loan Agreement;

              (iv) Taxes that result from any act, event or omission, or are attributable to any period of time, that occurs after the earliest of (A) the expiration of the Lease Term with respect to any Leased Property and, if such Leased Property is required to be returned to the Lessor in accordance with the related Lease, such return and (B) the discharge in full of the related Lessee's obligations to pay the Lease Balance, or any amount determined by reference thereto, with respect to any Leased Property and all other amounts due under the related Lease, unless such Taxes relate to acts, events or matters occurring prior to the earliest of such times or are imposed on or with respect to any payments due under the Operative Documents after such expiration or discharge;

              (v) Taxes imposed on a Tax Indemnitee that result from any voluntary sale, assignment, transfer or other disposition or bankruptcy by such Tax Indemnitee or any related Tax Indemnitee of any interest in any Leased Property or any part thereof, or any interest therein or any interest or obligation arising under the Operative Documents, or from any sale, assignment, transfer or other disposition of any interest in such Tax Indemnitee or any related Tax Indemnitee, it being understood that each of the following shall not be considered a voluntary sale: (A) any substitution, replacement or removal of any of the Leased Property by a Lessee, (B) any sale or transfer resulting from the exercise by a Lessee of any termination option, any purchase option or sale option, (C) any sale or transfer while an Event of Default shall have occurred and be continuing under a Lease, and (D) any sale or transfer resulting from the Lessor's exercise of remedies under any Lease;

                  (vi) any Tax which is being contested in accordance with the provisions of Section 7.4(c), during the pendency of such contest;

                  (vii) any Tax that is imposed on a Tax Indemnitee as a result of such Tax Indemnitee's gross negligence or willful misconduct (other than gross negligence or willful misconduct imputed to such Tax Indemnitee solely by reason of its interest in any Leased Property);

                  (viii) any Tax that results from a Tax Indemnitee engaging, with respect to any Leased Property, in transactions other than those permitted by the Operative Documents;

                  (ix) to the extent any interest, penalties or additions to tax result in whole or in part from the failure of a Tax Indemnitee to file a return or pay a Tax that it is required to file or pay in a proper and timely manner, unless such failure (A) results from the transactions contemplated by the Operative Documents in circumstances where a Lessee did not give timely notice to such Tax Indemnitee (and such Tax Indemnitee otherwise had no actual knowledge) of such filing or payment requirement that would have permitted a proper and timely filing of such return or payment of such Tax, as the case may be, or (B) results from the failure of a Lessee to supply information necessary for the proper and timely filing of such return or payment of such Tax, as the case may be, that was not in the possession of such Tax Indemnitee; and

                  (x) any Tax that results from the breach by the Lessor of its representation and warranty made in Section 4.2(b) or the breach of any Lender of its representation and warranty made in Section 4.3(b).

                  (c) Contests. If any claim shall be made against any Tax Indemnitee or if any proceeding shall be commenced against any Tax Indemnitee (including a written notice of such proceeding) for any Taxes as to which the Lessee may have an indemnity obligation pursuant to Section 7.4, or if any Tax Indemnitee shall determine that any Taxes as to which the Lessees may have an indemnity obligation pursuant to Section 7.4 may be payable, such Tax Indemnitee shall promptly notify Dollar. A Lessee shall be entitled, at its expense, to participate in, and, to the extent that such Lessee desires to, assume and control the defense thereof; provided, however, that such Lessee shall have acknowledged in writing its obligation to fully indemnify such Tax Indemnitee in respect of such action if requested to do so by such Lessee, suit or proceeding if the contest is unsuccessful; and, provided further, that no Lessee shall be entitled to assume and control the defense of any such action, suit or proceeding (but the Tax Indemnitee shall then contest, at the sole cost and expense of the Lessee, on behalf of the related Lessee with representatives reasonably satisfactory to such Lessee) if and to the extent that, (A) in the reasonable opinion of such Tax Indemnitee, such action, suit or proceeding (x) involves any meaningful risk of imposition of criminal liability or any Material risk of Material civil liability on such Tax Indemnitee or (y) will involve a Material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Lien) on any Leased Property or any part thereof unless the Lessees shall have posted a bond or other security satisfactory to the relevant Tax Indemnitees in respect to such risk, (B) such proceeding involves Claims not fully indemnified by the Lessees which the Lessees and the Tax Indemnitee have been unable to sever from the indemnified claim(s), (C) an Event of Default has occurred and is continuing, (D) such action, suit or proceeding involves matters which extend beyond or are unrelated to the Transaction and if determined adversely could be Materially detrimental to the interests of such Tax Indemnitee notwithstanding indemnification by the Lessees or (E) such action, suit or proceeding involves the federal or any state income tax liability of the Tax Indemnitee. With respect to any contests controlled by a Tax Indemnitee, (i) if such contest relates to the federal or any state income tax liability of such Tax Indemnitee, such Tax Indemnitee shall be required to conduct such contest only if the Lessees shall have provided to such Tax Indemnitee an opinion of independent tax counsel selected by the Tax Indemnitee and reasonably satisfactory to the Lessees stating that a reasonable basis exists to contest such claim or (ii) in the case of an appeal of an adverse determination of any contest relating to any Taxes, an opinion of such counsel to the effect that such appeal is more likely than not to be successful, provided, however, such Tax Indemnitee shall in no event be required to appeal an adverse determination to the United States Supreme Court. The Tax Indemnitee may participate in a reasonable manner at its own expense and with its own counsel in any proceeding conducted by a Lessee in accordance with the foregoing.

         Each Tax Indemnitee shall at the Lessees' expense supply the related Lessee with such information and documents in such Tax Indemnitee's possession reasonably requested by such Lessee as are necessary or advisable for such Lessee to participate in any action, suit or proceeding to the extent permitted by this Section 7.4. Unless an Event of Default shall have occurred and be continuing, no Tax Indemnitee shall enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under this Section 7.4 without the prior written consent of Dollar, which consent shall not be unreasonably withheld, unless such Tax Indemnitee waives its right to be indemnified under this Section 7.4 with respect to such Claim.

         Notwithstanding anything contained herein to the contrary, (a) a Tax Indemnitee will not be required to contest (and no Lessee shall be permitted to contest) a claim with respect to the imposition of any Tax if such Tax Indemnitee shall waive its right to indemnification under this Section 7.4 with respect to such claim (and any related claim with respect to other taxable years the contest of which is precluded as a result of such waiver) and (b) no Tax Indemnitee shall be required to contest any claim if the subject matter thereof shall be of a continuing nature and shall have previously been decided adversely, unless there has been a change in law which in the opinion of Tax Indemnitee's counsel creates substantial authority for the success of such contest. Each Tax Indemnitee and each Lessee shall consult in good faith with each other regarding the conduct of such contest controlled by either.

                  (d) Reimbursement for Tax Savings. If (x) a Tax Indemnitee shall obtain a credit or refund of any Taxes paid by a Lessee pursuant to this
Section 7.4 or (y) by reason of the incurrence or imposition of any Tax for which a Tax Indemnitee is indemnified hereunder or any payment made to or for the account of such Tax Indemnitee by a Lessee pursuant to this Section 7.4, such Tax Indemnitee at any time realizes a reduction in any Taxes for which the Lessees are not required to indemnify such Tax Indemnitee pursuant to this
Section 7.4, which reduction in Taxes was not taken into account in computing such payment by a Lessee to or for the account of such Tax Indemnitee, then such Tax Indemnitee shall promptly pay to such Lessee (xx) the amount of such credit or refund, together with the amount of any interest received by such Tax Indemnitee on account of such credit or refund or (yy) an amount equal to such reduction in Taxes, as the case may be; provided that no such payment shall be made so long as an Event of Default shall have occurred and be continuing and, provided, further, that the amount payable to a Lessee by any Tax Indemnitee pursuant to this Section 7.4(d) shall not at any time exceed the aggregate amount of all indemnity payments made by such Lessee under this Section 7.4 to such Tax Indemnitee with respect to the Taxes which gave rise to the credit or refund or with respect to the Tax which gave rise to the reduction in Taxes less the amount of all prior payments made to such Lessee by such Tax Indemnitee under this Section 7.4(d). Each Tax Indemnitee agrees to act in good faith to claim such refunds and other available Tax benefits, and take such other actions as may be reasonable to minimize any payment due from the Lessees pursuant to this Section 7.4. The disallowance or reduction of any credit, refund or other tax savings with respect to which a Tax Indemnitee has made a payment to a Lessee under this Section 7.4(d) shall be treated as a Tax for which the Lessees are obligated to indemnify such Tax Indemnitee hereunder without regard to
Section 7.4(b) hereof.

                  (e) Payments. Any Tax indemnifiable under this Section 7.4 shall be paid by the Lessees directly when due to the applicable taxing authority if direct payment is practicable and permitted. If direct payment to the applicable taxing authority is not permitted or is otherwise not made, any amount payable to a Tax Indemnitee pursuant to Section 7.4 shall be paid within thirty (30) days after receipt of a written demand therefor from such Tax Indemnitee accompanied by a written statement describing in reasonable detail the amount so payable, but not before the date that the relevant Taxes are due. Any payments made pursuant to Section 7.4 shall be made to the Tax Indemnitee entitled thereto or a Lessee, as the case may be, in immediately available funds at such bank or to such account as specified by the payee in written directions to the payor, or, if no such direction shall have been given, by check of the payor payable to the order of the payee by certified mail, postage prepaid at its address as set forth in this Master Agreement. Upon the request of any Tax Indemnitee with respect to a Tax that a Lessee is required to pay, such Lessee shall furnish to such Tax Indemnitee the original or a certified copy of a receipt for the Lessee's payment of such Tax or such other evidence of payment as is reasonably acceptable to such Tax Indemnitee.

                  (f) Reports. If any Lessee knows of any report, return or statement required to be filed with respect to any Taxes that are subject to indemnification under this Section 7.4, such Lessee shall, if such Lessee is permitted by Applicable Law, timely file such report, return or statement (and, to the extent permitted by law, show ownership of the applicable Leased Property in such Lessee); provided, however, that if such Lessee is not permitted by Applicable Law or does not have access to the information required to file any such report, return or statement, such Lessee will promptly so notify the appropriate Tax Indemnitee, in which case Tax Indemnitee will file such report. In any case in which the Tax Indemnitee will file any such report, return or statement, a Lessee shall, upon written request of such Tax Indemnitee, prepare such report, return or statement for filing by such Tax Indemnitee or, if such Tax Indemnitee so requests, provide such Tax Indemnitee with such information as is reasonably available to such Lessee.

                  (g) Verification. At a Lessee's request, the amount of any indemnity payment by the Lessees or any payment by a Tax Indemnitee to a Lessee pursuant to this Section 7.4 shall be verified and certified by an independent public accounting firm selected by Dollar and reasonably acceptable to the Tax Indemnitee. Unless such verification shall disclose an error in the Lessees' favor of 5% or more of the related indemnity payment, the costs of such verification shall be borne by the Lessees. In no event shall the Lessee have the right to review the Tax Indemnitee's tax returns or receive any other confidential information from the Tax Indemnitee in connection with such verification. The Tax Indemnitee agrees to cooperate with the independent public accounting firm performing the verification and to supply such firm with all information reasonably necessary to permit it to accomplish such verification, provided that the information provided to such firm by such Tax Indemnitee shall be for its confidential use. The parties agree that the sole responsibility of the independent public accounting firm shall be to verify the amount of a payment pursuant to this Master Agreement and that matters of interpretation of this Master Agreement are not within the scope of the independent accounting firm's responsibilities.

         SECTION 7.5       Increased Costs, etc.

                  (a)      Taxes.

                           (i) Except as otherwise specifically provided herein,
                  all payments under this Master Agreement and the other Operative Documents, other than the payments specified in clause (ii)(c) below, shall be made without defense, set-off, or counterclaim.

                           (ii) (a) All such payments shall be made free and
                                clear of and without deduction or withholding for any Taxes in respect of this Master Agreement, the Notes or other Operative Documents, or any payments of principal, interest, fees or other amounts payable hereun der or thereunder (but excluding, except as provided in paragraph (iii) hereof, in the case of each Lender, taxes imposed on or measured by its net income, and franchise taxes and branch profit taxes imposed on it (A) by the jurisdiction under the laws of which such Lender is organized or any political subdivision thereof, and in the case of each Lender, taxes imposed on or measured by its net income, and franchise taxes and branch profit taxes imposed on it, by the jurisdiction of such Lender's appropriate Lending Office or any political subdivision thereof, and (B) by a jurisdiction in which any payments are to be made by any Lessee under the Operative Documents, other than the United States of America, or any political subdivision thereof, and that would not have been imposed but for the existence of a connection between such Lender and the jurisdiction imposing such taxes (other than a connection arising as a result of this Agreement or the transactions contemplated by this Agreement), except in the case of taxes described in this clause (B), to the extent such taxes are imposed as a result of a change in the law or regulations of any jurisdiction or any applicable treaty or regulations or in the official interpretation of any such law, treaty or regulations by any government authority charged with the interpretation or administration thereof after the date of this Master Agreement). If any such Taxes are so levied or imposed, the Lessees, jointly and severally agree (A) to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every net payment of all amounts due hereunder and under the Notes and other Operative Documents, after withholding or deduction for or on account of any such Taxes (including additional sums payable under this Section 7.5(a)), will not be less than the full amount provided for herein had no such deduction or withholding been required, (B) to make such withholding or deduction and (C) to pay the full amount deducted to the relevant authority in accordance with applicable law. Dollar will furnish to the Agent and each Lender, within 30 days after the date the payment of any Taxes is due pursuant to applicable law, certified copies of tax receipts evidencing such payment by a Lessee. The Lessees, jointly and severally, will indemnify and hold harmless the Agent and each Lender and reimburse the Agent and each Lender upon written request for the amount of any such Taxes so levied or imposed and paid by the Agent or Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or illegally asserted. A certificate as to the amount of such payment by such Lender or the Agent, absent manifest error, shall be final, conclusive and binding for all purposes.

                  (b) Each Lender that is organized under the laws of any jurisdiction other than the United States of America or any State thereof (including the District of

                  Columbia) agrees to furnish to Dollar and the Agent, prior to the time it becomes a Lender hereunder, two copies of either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 or any successor forms thereto (wherein such Lender claims entitlement to complete exemption from U.S. Federal withholding tax on Rent paid by the Lessees) and to provide to Dollar and the Agent a new Form 4224 or Form 1001 or any successor forms thereto if any previously delivered form is found to be incomplete or incorrect in any Material respect or upon the obsolescence of any previously delivered form; provided, however, that no Lender shall be required to furnish a form under this paragraph (ii) after the date that it becomes a Lender hereunder if it is not entitled to claim an exemption from withholding under applicable law.

                  (c) The Lessees, jointly and severally, shall also reimburse the Agent and each Lender, upon written request, for any Taxes imposed (including, without limitation, Taxes imposed on the overall net income of the Agent or Lender or its applicable Lending Office pursuant to the laws of the jurisdiction in which the principal executive office or the applicable Lending Office of the Agent or Lender is located) as the Agent or Lender shall determine are payable by the Agent or Lender in respect of amounts paid by or on behalf of a Lessee to or on behalf of the Agent or Lender pursuant to paragraph (i) hereof.

                  (d) In addition to the documents to be furnished pursuant to
                  Section 7.5(a)(ii), each Lender shall, promptly upon the reasonable written request of Dollar to that effect, deliver to Dollar such other accurate and complete forms or similar documentation as such Lender is legally able to provide and as may be required from time to time by any applicable law, treaty, rule or regulation or any jurisdiction in order to establish such Lender's tax status for withholding purposes or as may otherwise be appropriate to eliminate or minimize any Taxes on payments under this Agreement or the Notes.

                  (e) No Lessee shall be required to pay any amounts pursuant to
                  Section 7.5(a)(iii) to any Lender for the account of any Lending Officer of such Lender in respect of any United States withholding taxes payable hereunder (and the Lessees, if required by law to do so, shall be entitled to withhold such amounts and pays such amounts to the United States Government) if the obligation to pay such additional amounts would not have arisen but for a failure by such Lender to comply with its obligations under Section 7.5(a)(ii)(b), and such Lender shall not be entitled to an exemption from deduction or withholding of United Stated Federal income tax in respect of the payment of such sum by the Lessees hereunder for the account of such Lending Office for, in each case, any reason other than a change in United States law or regulations by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date such Lender became a Lender hereunder.

                  (f) Within sixty (60) days of the written request of Dollar, each Lender shall execute and deliver such certificates, forms or other documents, which can be rea sonably furnished consistent with the facts and which are reasonably necessary to assist in applying for refunds of Taxes remitted hereunder.

                  (g) To the extent that the payment of any Lender's Taxes by any Lessee gives rise from time to time to a Tax Benefit (as hereinafter defined) to such Lender in any jurisdiction other than the jurisdiction which imposed such Taxes, such Lender shall pay to Dollar the amount of each such Tax Benefit so recognized or received. The amount of each Tax Benefit and, therefore, payment to Dollar will be determined from time to time by the relevant Lender in its sole discretion, which determination shall be binding and conclusive on all parties hereto. Each such payment will be due and payable by such Lender to Dollar within a reasonable time after the filing of the income tax return in which such Tax Benefit is recognized or, in the case of any tax refund, after the refund is received; provided, however if at any time thereafter such Lender is required to rescind such Tax Benefit or such Tax Benefit is otherwise disallowed or nullified, the Lessees, jointly and severally shall promptly, after notice thereof from such Lender, repay to Lender the amount of such Tax Benefit previously paid to the Borrower and rescinded, disallowed or nullified. For purposed of this section, "Tax Benefit" shall mean the amount by which any Lender's income tax liability for the taxable period in question is reduced below what would have been payable had the Borrower not been required to pay the Lender's Taxes. In case of any dispute with respect to the amount of any payment no Lessee shall have any right to any offset or withholding of payments with respect to future payments due to any Lender under the Operative Documents.

                  (b) Interest Rate Not Ascertainable, etc. In the event that the Agent shall have determined (which determination shall be made in good faith and, absent manifest error, shall be final, conclusive and binding upon all parties) that on any date for determining the Adjusted LIBO Rate for any Rent Period, by reason of any changes arising after the date of this Master Agreement affecting the London interbank market, or the Agent's position in such market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Adjusted LIBO Rate, then, and in any such event, the Agent shall forthwith give notice (by telephone confirmed in writing) to Dollar and to the Lenders, of such determination and a summary of the basis for such determination. Until the Agent notifies Dollar that the circumstances giving rise to the suspension described herein no longer exist, the obligations of the Lenders to make or permit portions of the Fundings to remain outstanding past the last day of the then current Rent Periods as LIBOR Advances shall be suspended, and such affected Advances shall bear the same interest as Base Rate Advances.

                  (c)      Illegality.



                           (i) In the event that any Lender shall have
                  determined (which determination shall be made in good faith and, absent manifest error, shall be final, conclusive and binding upon all parties) at any time that the making or continuance of any LIBOR Advance has become unlawful by compliance by such Lender in good faith with any applicable law, governmental rule, regulation, guideline or order (whether or not having the force of law and whether or not failure to comply therewith would be unlawful), then, in any such event, the Lender shall give prompt notice (by telephone confirmed in writing) to Dollar and to the Agent of such determination and a summary of the basis for such determination (which notice the Agent shall promptly transmit to the other Lenders).

                           (ii) Upon the giving of the notice to Dollar referred
                  to in subsection (i) above, (i) each Lessee right to request and such Lender's obligation to make LIBOR Advances shall be immediately suspended, and such Lender shall make an Advance as part of the requested Funding of LIBOR Advances as a Base Rate Advance, which Base Rate Advance, as the case may be, shall, for all other purposes, be considered part of such Funding, and (ii) if the affected LIBOR Advance or Advances are then outstanding, each Lessee shall immediately, or if subject to applicable law, no later than the date permitted by applicable law, upon at least one Business Day's written notice to the Agent and the affected Lender, convert each such Advance into a Base Rate Advance or Advances, provided that if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this
                  Section 7.5(c)(ii).

                  (d)      Increased Costs.

                           (i) If, by reason of (x) after the date hereof, the
                  introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation, or (y) the compliance with any guideline or request from any central bank or other governmental authority or quasi-governmental authority exercising control over banks or financial institutions generally (whether or not having the force of law):

                                (a) any Lender (or its applicable Lending
                           Office) shall be subject to any tax, duty or other charge with respect to its LIBOR Advances, or its obligation to make such Advances, or the basis of taxation of payments to any Lender of the principal of or interest on its LIBOR Advances or its obligation to make LIBOR Advances shall have changed (except for changes in the tax on the overall net income of such Lender or its applicable Lending Office imposed by the jurisdiction in which such Lender's principal executive office or applicable Lending Office is located); or

                                (b) any reserve (including, without limitation,
                           any imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender's applicable Lending Office shall be imposed or deemed applicable or any other condition affecting its LIBOR Advances or its obligation to make LIBOR Advances shall be imposed on any Lender or its applicable Lending Office or the London interbank market;

and as a result thereof there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining LIBOR Advances (except to the extent already included in the determination of the applicable Adjusted LIBO Rate for LIBOR Advances) or its obligation to make LIBOR Advances, or there shall be a reduction in the amount received or receivable by such Lender or its applicable Lending Office, then the Lessees, jointly and severally, shall from time to time, upon written notice from and demand by such Lender to Dollar (with a copy of such notice and demand to the Agent), pay to the Agent for the account of such Lender within ten (10) Business Days after the date of such notice and demand, additional amounts sufficient to indemnify such Lender against such increased cost. A certificate as to the amount of such increased cost, submitted to Dollar and the Agent by such Lender in good faith and accompanied by a statement prepared by such Lender describing in reasonable detail the basis for and calculation of such increased cost, shall, except for manifest error, be final conclusive and binding for all purposes.

                  (ii) If any Lender shall advise the Agent that at any time, because of the cir cumstances described in clauses (x) or (y) in
         Section 7.5(c)(i) or any other circumstances beyond such Lender's reasonable control arising after the date of this Agreement affecting such Lender or the London interbank market or such Lender's position in such market, the Adjusted LIBO Rate as determined by the Agent will not adequately and fairly reflect the cost to such Lender of funding its LIBOR Advances then, and in any such event:

                           (a) the Agent shall forthwith give notice (by
                  telephone confirmed in writing) to Dollar and to the other Lenders of such advice;

                           (b) each Lessee's right to request and such Lender's
                  obligation to make or permit portions of the Loans to remain outstanding past the last day of the then current Rent Periods as LIBOR Advances shall be immediately suspended; and

                           (c) such Lender shall make a Loan as part of the
                  requested Funding of LIBOR Advances as a Base Rate Advance, which such Base Rate Advance shall, for all other purposes, be considered part of such Funding.

                           (e) Lending Offices.

                  (i) Each Lender agrees that, if requested by Dollar, it will use reasonable efforts (subject to overall policy considerations of such Lender) to designate an alternate Lending Office with respect to any of its LIBOR Advances affected by the matters or circumstances described in Section 7.5(a), (b), (c) or (d) to reduce the liability of the Lessees or avoid the results provided thereunder, so long as such designation is not disadvantageous to such Lender as reasonably determined by such Lender, which determination shall be conclusive and binding on all parties hereto. Nothing in this Section 7.5(e) shall affect or postpone any of the obligations of any Lessee or any right of any Lessee any Lender provided hereunder or under the other Operative Documents.

                  (ii) If any Lender that is organized under the laws of any jurisdiction other than the United States of America or any State thereof (including the District of Columbia) is sues a public announcement with respect to the closing of its Lending Offices in the United States such that any withholdings or deductions and additional payments with respect to Taxes may be required to be made by a Lessee thereafter pursuant to Section 7.5(a)(ii), such Lender shall use reasonable efforts to furnish Borrower notice thereof as soon as practicable thereafter; provided, however, that no delay or failure to furnish such notice shall in any event release or discharge any Lessee from its obligations to such Lender pursuant to Section 7.5(a) or otherwise result in any liability of such Lender.

         (f) Funding Losses. The Lessees, jointly and severally, shall compensate each Lender, upon its written request to Dollar (which request shall set forth the basis for requesting such amounts in reasonable detail and which request shall be made in good faith and, absent manifest error, shall be final, conclusive and binding upon all of the parties hereto), for all actual losses, expenses and liabilities (including, without limitation, any interest paid by such Lender to lenders of funds borrowed by it to make or carry its LIBOR Advances to the extent not recovered by such Lender in connection with the re-employment of such funds but excluding loss of anticipated profits), which the Lender may sustain: (i) if for any reason (other than a default by such Lender) a funding of, or conversion to or continuation of, LIBOR Advances does not occur on the date specified therefor in a Funding Request or Payment Date Notice (whether or not withdrawn), (ii) if any repayment (including mandatory prepayments and any conversions) of any LIBOR Advances occurs on a date which is not the last day of a Rent Period applicable thereto, (iii), if, for any reason, any Lessee defaults in its obligation to pay Basic Rent when required by the terms of any Lease or (iv) if any Lender is required to make an assignment pursuant to Section 6.2(f)..

                  (g) Assumptions Concerning Funding of LIBOR Advances. Calculation of all amounts payable to a Lender under this Section 7.5 shall be made as though that Lender had actually funded its relevant LIBOR Advances through the purchase of deposits in the relevant market bearing interest at the rate applicable to such LIBOR Advances in an amount equal to the amount of the LIBOR Advances and having a maturity comparable to the relevant Rent Period and through the transfer of such LIBOR Advances from an offshore office of that Lender to a domestic office of that Lender in the United States of America; provided, however that each

Lender may fund each of its LIBOR Advances in any manner it sees fit and the foregoing assumption shall be used only for calculation of amounts payable under this Section 7.5.

                  (h) Capital Adequacy. Without limiting any other provision of this Master Agreement, in the event that any Lender shall have determined that any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy not currently in effect or fully applicable as of the Initial Closing Date, or any change therein or in the interpretation or application thereof after the Initial Closing Date, or compliance by such Lender with any request or directive regarding capital adequacy not currently in effect or fully applicable as of the Initial Closing Date (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) from a central bank or governmental authority or body having jurisdiction, does or shall have the effect of reducing the rate of return on such Lender's capital as a consequence of its obligations hereunder to a level below that which such Lender could have achieved but for such law, treaty, rule, regulation, guideline or order, or such change or compliance (taking into consideration such Lender's policies with respect to capital adequacy) by an amount deemed by such Lender to be Material, then within ten (10) Business Days after written notice and demand by such Lender (with copies thereof to the Agent), the Lessees, jointly and severally, shall from time to time pay to such Lender additional amounts sufficient to compensate such Lender for such reduction (but, in the case of outstanding Base Rate Advances, without duplication of any amounts already recovered by such Lender by reason of an adjustment in the applicable Base Rate). Each certificate as to the amount payable under this Section 7.5(h) (which certificate shall set forth the basis for requesting such amounts in reasonable detail), submitted to Dollar by any Lender in good faith, shall, absent manifest error, be final, conclusive and binding for all purposes.

                  (i) Limitation on Certain Payment Obligations.

                           (a) Each Lender or the Agent shall make written
                  demand on Dollar for indemnification or compensation pursuant to Section 7.5(a)(ii) no later than six months after the earlier of (i) on the date on which Lender or the Agent makes payment of any such Taxes and (ii) the date on which the relevant taxing authority or other governmental authority makes written demand upon such Lender or Agent for the payment of such Taxes.

                           (b) Each Lender or Agent shall make written demand on
                  Dollar for in demnification or compensation pursuant to
                  Section 7.5(e) no later than six months after the event giving rise to the claim for indemnification or compensation occurs.

                           (c) Each Lender or the Agent shall make written
                  demand on Dollar for identification or compensation pursuant to Section 7.5(d) or Section 7.5(g) no later than six months after such Lender or Agent receives actual notice or obtains actual knowledge of the promulgation of a law, rule, order, interpretation or occurrence of another event giving rise to a claim pursuant to such provisions.

                           (d) In the event that the Lenders or Agent fail to
                  give Dollar notice within the time limitations set forth above, no Lessee shall have any obligation to pay amounts with respect to such claims accrued prior to six months preceding any written demand therefor.


         SECTION 7.6 End of Term Indemnity. In the event that at the end of the Lease Term for a Leased Property: (i) the related Lessee elects the option set forth in Section 14.6 of the related Lease, and (ii) after the Lessor receives the sales proceeds from such Leased Property under Section 14.6 or 14.7 of such Lease, together with such Lessee's payment of the Recourse Deficiency Amount, the Lessor shall not have received the entire Lease Balance, then, within 90 days after the end of the Lease Term, the Lessor or the Agent may obtain, at the Lessees' sole cost and expense, a report from the Appraiser (or, if the Appraiser is not available, another appraiser reasonably satisfactory to the Lessor or the Agent, as the case may be, and approved by Dollar, such approval not to be unreasonably withheld) in form and substance satisfactory to the Lessor and the Agent (the "Report") to establish the reason for any decline in value of such Leased Property from the Lease Balance. The related Lessee or Lessees shall promptly reimburse the Lessor for the amount equal to such decline in value to the extent that the Report indicates that such decline was due to

                  (w) extraordinary use, failure to maintain, to repair, to restore, to rebuild or to replace, failure to comply with all Applicable Laws, failure to use, workmanship, method of installation or removal or maintenance, repair, rebuilding or replacement, or any other cause or condition within the power of the related Lessee to control or effect resulting in the Building failing to be a store, office building or warehouse, as the case may be, of the type and quality contemplated by the Appraisal (excepting in each case ordinary wear and tear), or

                  (x) any Alteration made to, or any rebuilding of, the Leased Property or any part thereof by the related Lessee, or

                  (y) any restoration or rebuilding carried out by the related Lessee or any condemnation of any portion of the Leased Property pursuant to Article X of the related Lease, or

                  (z) any use of such Leased Property or any part thereof by the related Lessee other than as permitted by the related Lease, or any act or omission constituting a breach of any requirement, condition, restriction or limitation set forth in the related Deed or the related Purchase Agreement.

                                    SECTION 8
                                  MISCELLANEOUS

         SECTION 8.1 Survival of Agreements. The representations, warranties, covenants, indemnities and agreements of the parties provided for in the Operative Documents, and the parties' obligations under any and all thereof, shall survive the execution and delivery and the termination or expiration of this Master Agreement and any of the Operative Documents, the transfer of any Land to the Lessor as provided herein (and shall not be merged into any Deed), any disposition of any interest of the Lessor in any Leased Property, the purchase and sale of the Notes, payment therefor and any disposition thereof and shall be and continue in effect notwithstanding any investigation made by any party hereto or to any of the other Operative Documents and the fact that any such party may waive compliance with any of the other terms, provisions or conditions of any of the Operative Documents.

         SECTION 8.2 Notices. Unless otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be addressed to such parties at the addresses therefor as set forth in Schedule 8.2, or such other address as any such party shall specify to the other parties hereto, and shall be deemed to have been given (i) the Business Day after being sent, if sent by overnight courier service; (ii) the Business Day received, if sent by messenger; (iii) the day sent, if sent by facsimile and confirmed electronically or otherwise during business hours of a Business Day (or on the next Business Day if otherwise sent by facsimile and confirmed electronically or otherwise); or (iv) three Business Days after being sent, if sent by registered or certified mail, postage prepaid.

         SECTION 8.3 Counterparts. This Master Agreement may be executed by the parties hereto in separate counterparts (including by facsimile), each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 8.4 Amendments. No Operative Document nor any of the terms thereof may be terminated, amended, supplemented, waived or modified with respect to the Lessees or any Funding Party, except (a) in the case of a termination, amendment, supplement, waiver or modification to be binding on the Lessees, with the written agreement or consent of Dollar, and (b) in the case of a termination, amendment, supplement, waiver or modification to be binding on the Funding Parties, with the written agreement or consent of the Required Funding Parties; provided, however, that

                  (x) notwithstanding the foregoing provisions of this Section 8.4, the consent of each Funding Party affected thereby shall be required for any amendment, modification or waiver directly:

                  (i) modifying any of the provisions of this Section 8.4, changing the definition of "Required Funding Parties" or "Required Lenders", or increasing the Commitment of such Funding Party;

                  (ii) amending, modifying, waiving or supplementing any of the provisions of Section 3 of the Loan Agreement or the representations of such Funding Party in Section 4.2 or 4.3 or the covenants of such Funding Party in Section 6 of this Master Agreement;

                  (iii) reducing any amount payable to such Funding Party under the Operative Documents or extending the time for payment of any such amount, including, without limitation, any Rent, any Funded Amount, any fees, any indemnity, the Leased Property Balance, the Lease Balance, any Funding Party Balance, Recourse Deficiency Amount, interest or Yield; or

                  (iv) consenting to any assignment of any Lease or the extension of the Lease Term, releasing any of the collateral assigned to the Agent and the Lenders pursuant to any Mortgage and any Assignment of Lease and Rents (but excluding a release of any rights that the Lenders may have in any Leased Property, or the proceeds thereof as contemplated in the definition of "Release Date"), releasing any Lessee from its obligations in respect of the payments of Rent and the Lease Balance, releasing Dollar from its obligations under the Guaranty Agreement or the other Operative Documents or changing the absolute and unconditional character of any such obligation; and

                  (y) no such termination, amendment, supplement, waiver or modification shall, without the written agreement or consent of the Lessor, the Agent and the Lenders, be made to any Lease or any Security Agreement and Assignment; and

                  (z) subject to the foregoing clauses (x) and (y), so long as no Event of Default has occurred and is continuing, the Lessor, the Agent and the Lenders may not amend, supplement, waive or modify any terms of the Loan Agreement, the Notes, the Mortgages and the Assignments of Lease and Rents without the consent of Dollar (such consent not to be unreasonably withheld or delayed); provided that in no event may the Loan Agreement or the Notes be amended so as to increase the amount of Basic Rent payable by any Lessee without the consent of such Lessee.

         SECTION 8.5 Headings, etc. The Table of Contents and headings of the various Articles and Sections of this Master Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

         SECTION 8.6 Parties in Interest. Except as expressly provided herein, none of the provisions of this Master Agreement is intended for the benefit of any Person except the parties hereto and their respective successors and permitted assigns.

         SECTION 8.7 GOVERNING LAW. THIS MASTER AGREEMENT HAS BEEN DELIVERED IN, AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TENNESSEE APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN

SUCH STATE, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

         SECTION 8.8 Expenses. Whether or not the transactions herein contemplated are consummated, each Lessee, jointly and severally, agrees to pay, as Supplemental Rent, all actual, reasonable and documented out-of-pocket costs and expenses of the Lessor, the Agent and the Lenders in connection with the preparation, execution and delivery of the Operative Documents and the documents and instruments referred to therein and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees and disbursements of Mayer, Brown & Platt, but not including any fees and disbursements for any other outside counsel representing any Lender) and of the Lessor, the Agent and the Lenders in connection with the enforcement of the Operative Documents and the documents and instruments referred to therein (including, without limitation, the reasonable fees actually incurred and disbursements of counsel for the Lessor, the Agent and the Lenders). All references in the Operative Documents to "attorneys' fees" or "reasonable attorneys fees" shall mean reasonable attorneys' fees actually incurred, without regard to any statutory definition thereof.

         SECTION 8.9 Severability. Any provision of this Master Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 8.10 Liabilities of the Funding Parties. No Funding Party shall have any obligation to any other Funding Party or to any Lessee with respect to the transactions contemplated by the Operative Documents except those obligations of such Funding Party expressly set forth in the Operative Documents or except as set forth in the instruments delivered in connection therewith, and no Funding Party shall be liable for performance by any other party hereto of such other party's obligations under the Operative Documents except as otherwise so set forth. No Lender shall have any obligation or duty to any Lessee, any other Funding Parties or any other Person with respect to the transactions contemplated hereby except to the extent of the obligations and duties expressly set forth in this Master Agreement or the Loan Agreement.

         SECTION 8.11 Submission to Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally:

                  (i) submits for itself and its property in any legal action or proceeding relating to this Master Agreement or any other Operative Document, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of Tennessee sitting in Shelby County, the courts of the United States of America for the Western District of Tennessee, and appellate courts from any thereof;

                  (ii) consents that any such action or proceedings may be brought to such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address set forth in Schedule 8.2 or at such other address of which the other parties hereto shall have been notified pursuant to Section 8.2; and

                  (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law.

         SECTION 8.12 Liabilities of the Agent. The Agent shall have no duty, liability or obligation to any party to this Master Agreement with respect to the transactions contemplated hereby except those duties, liabilities or obligations expressly set forth in this Master Agreement or the Loan Agreement, and any such duty, liability or obligations of the Agent shall be as expressly limited by this Master Agreement or the Loan Agreement, as the case may be. All parties to this Master Agreement acknowledge that the Agent is not, and will not be, performing any due diligence with respect to documents and information received pursuant to this Master Agreement or any other Operative Agreement including, without limitation, any Environmental Audit, Title Policy or survey. The acceptance by the Agent of any such document or information shall not constitute a waiver by any Funding Party of any representation or warranty of any Lessee or Guarantor even if such document or information indicates that any such representation or warranty is untrue.

         IN WITNESS WHEREOF, the parties hereto have caused this Master Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                  DOLLAR GENERAL CORPORATION, as a
                                  Lessee and as Guarantor



                                  By:
                                     ------------------------------------
                                  Name Printed: Philip W. Richards
                                  Title: Vice President and Chief
                                         Financial Officer

                             ATLANTIC FINANCIAL GROUP, LTD.,  as
                             Lessor

                             By: Atlantic Financial Managers, Inc., its General Partner



                             By:
                                ----------------------------------------------
                             Name Printed: Stephen Brookshire
                             Title: President

                             SUNTRUST BANK, NASHVILLE, N.A., as Agent and as a Lender



                             By:
                                -----------------------------------------
                             Name Printed: J. H. Miles
                                          -------------------------------
                             Title: Sr. V.P.
                                   --------------------------------------




                             By:
                                -----------------------------------------
                             Name Printed: J. Lee Lamprecht
                                          -------------------------------
                             Title: Sr. V.P.
                                   --------------------------------------

                             THE FIRST NATIONAL BANK OF CHICAGO, as
                             a Lender



                             By:
                                -----------------------------------------
                             Name Printed: John Runger
                                          -------------------------------
                             Title: Managing Director
                                   --------------------------------------

                             KEYBANK NATIONAL ASSOCIATION, as a
                             Lender



                             By:
                                -----------------------------------------
                             Name Printed:  Thomas J. Purcell
                                          -------------------------------
                             Title:
                                   --------------------------------------

                             AMSOUTH BANK, as a Lender



                             By:
                                -----------------------------------------
                             Name Printed:  Andrew P. Grisham
                                          -------------------------------
                             Title:     Vice President
                                   --------------------------------------

                             FIRST AMERICAN NATIONAL BANK, as a
                             Lender



                             By:
                                -----------------------------------------
                             Name Printed:   Scott Bane
                                          -------------------------------
                             Title:     Senior Vice President
                                   --------------------------------------

                             UNION PLANTERS BANK OF MIDDLE
                             TENNESSEE, N.A., as a Lender



                             By:
                                -----------------------------------------
                             Name Printed:   William Collier
                                          -------------------------------
                             Title:     Vice President
                                   --------------------------------------

                             PNC BANK, KENTUCKY, INC., as a Lender



                             By:
                                -----------------------------------------
                             Name Printed:   Ralph A. Phillips
                                          -------------------------------
                             Title:     Vice President
                                   --------------------------------------

                            MERCANTILE BANK NATIONAL
                            ASSOCIATION, as a Lender



                             By:
                                -----------------------------------------
                             Name Printed:   Donald A. Adam
                                          -------------------------------
                             Title:     Vice President
                                   --------------------------------------

                             FIRST UNION NATIONAL BANK, as a Lender



                             By:
                                -----------------------------------------
                             Name Printed:   Thelma B. Ferguson
                                          -------------------------------
                             Title:     Vice President
                                   --------------------------------------

                             MORGAN GUARANTY TRUST COMPANY OF
                             NEW YORK, as a Lender



                             By:
                                -----------------------------------------
                             Name Printed:   Patricia Merritt
                                          -------------------------------
                             Title:     Vice President
                                   --------------------------------------

                             WACHOVIA BANK OF GEORGIA, N.A., as a
                             Lender



                             By:
                                -----------------------------------------
                             Name Printed: Kenneth Washington
                                          -------------------------------
                             Title: V.P.
                                   --------------------------------------

                             BARNETT BANK, N.A., as a Lender



                             By:
                                -----------------------------------------
                             Name Printed: Melinda J. Lemein
                                          -------------------------------
                             Title: V.P.
                                   --------------------------------------

                             FIFTH THIRD BANK, as a Lender



                             By:
                                -----------------------------------------
                             Name Printed: Kevin C.M. Jones
                                          -------------------------------
                             Title: Assistant V.P.
                                   --------------------------------------

                                  SCHEDULE 2.2


                            PAYMENT INSTRUCTIONS AND
                    AMOUNT OF EACH FUNDING PARTY'S COMMITMENT



Lessor Commitment Percentage:                                              3%

Lessor Commitment:   $3,000,000

Lender Commitment Percentages:

         SunTrust Bank, Nashville, N.A.                                     %
                                                             ---------------
Lender Commitments:

         SunTrust Bank, Nashville, N.A.                      $
                                                             ---------------

                                  SCHEDULE 8.2


                              ADDRESSES FOR NOTICES


Lessee:



Lessor:                              Atlantic Financial Group, Ltd.
                                     1000 Ballpark Way, Suite 304
                                     Arlington, Texas 76011
                                     Attn:  Stephen Brookshire

Lender and Agent:                    SunTrust Bank, Nashville, N.A.
                                     201 Fourth Avenue
                                     Nashville, Tennessee 37219
                                     Attn:  Hank Miles

                                     with a copy to:

                                     SunTrust Bank, Atlanta
                                     303 Peachtree Street, 24th Floor
                                     Mail Code 3943
                                     Atlanta, Georgia 30308
                                     Attn: R. Todd Shutley

Lender:                              The First National Bank of Chicago
                                     One First National Plaza
                                     Suite 0086
                                     Chicago, Illinois  60670
                                     Attn:  John Lunger
                                     Phone:  312/732-7101
                                     Fax:  312/732-1117

                                     KeyBank National Association
                                     127 Public Square
                                     Mailcode:  OH-01-27-0606
                                     Cleveland, Ohio  44114
                                     Attn:  Kathy Koenig
                                     Phone:  216/689-4228
                                     Fax:  216/689-4981

                                   AmSouth Bank
                                   333 Union Street
                                   Suite 200
                                   Nashville, Tennessee  38201
                                   Attn:  Andrew P. Grisham
                                   Phone:  615/291-5298
                                   Fax:  615/291-5257

                                   First American National Bank
                                   Fourth and Union Street
                                   3rd Floor
                                   Nashville, Tennessee  37237
                                   Attn:  Alexis Griffin
                                   Phone:  615/748-2823
                                   Fax:  615/736-6206

                                   Union Planters Bank of Middle Tennessee, N.A. 401 Union Street
                                   Nashville, Tennessee  37219
                                   Attn:  William A. Collier
                                   Phone:  615/726-4239
                                   Fax:  615/726-4274

                                   PNC Bank, Kentucky, Inc.
                                   500 West Jefferson Street
                                   Louisville, Kentucky  40222
                                   Attn:  Ralph A. Phillips
                                   Phone:  502/581-4543
                                   Fax:  502/581-2302

                                   Mercantile Bank National Association
                                   721 Locust Street
                                   TRAM 12-3
                                   St. Louis, Missouri 63101
                                   Attn: Donald A. Adam
                                   Phone: 314/425-3859
                                   Fax: 314/425-2420

                                   First Union National Bank
                                   150 Fourth Avenue North
                                   2nd Floor
                                   Nashville, Tennessee  37219
                                   Attn:  Thelma B. Ferguson
                                   Phone:  615/251-9355

                                    Fax:  615/251-9461

                                    Morgan Guaranty Trust Company of New York
                                    60 Wall Street
                                    22nd Floor
                                    New York, New York  10260
                                    Attn:  Patricia Merritt
                                    Phone:  212/648-6744
                                    Fax:  212/648-5336

                                    Wachovia Bank of Georgia, N.A.
                                    191 Peachtree Street, N.E.
                                    Atlanta, Georgia  30303

                                    Attn:
                                         --------------------------------------
                                    Phone:
                                         --------------------------------------
                                    Fax:
                                         --------------------------------------

                                    Barnett Bank, N.A.
                                    50 North Laura
                                    17th Floor
                                    Jacksonville, Florida  32202
                                    Attn:
                                         --------------------------------------
                                    Phone:
                                         --------------------------------------
                                    Fax:
                                         --------------------------------------

                                    Fifth Third Bank
                                    38 Fountain Square Plaza
                                    Mail Drop 109054
                                    Cincinnati, Ohio  45263
                                    Attn:
                                         --------------------------------------
                                    Phone:
                                         --------------------------------------
                                    Fax:
                                         --------------------------------------